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                                                                   EXHIBIT 10.14



                             BENTHOS, INC. EMPLOYEE
                              STOCK OWNERSHIP PLAN






                             As Amended and Restated
                         Effective as of October 1, 2002

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                             BENTHOS, INC. EMPLOYEE
                              STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                             NAME AND EFFECTIVE DATE

1.1      NAME OF PLAN                                                        1
1.1      EFFECTIVE DATE                                                      1

                                   ARTICLE II

                                  DEFINITIONS                                1

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

3.1      EMPLOYEES ELIGIBLE TO PARTICIPATE                                   7
3.2      REINSTATEMENT OF PARTICIPATION                                      8
3.3      PARTICIPATION FOLLOWING A LEAVE OF ABSENCE                          8

                                   ARTICLE IV

                              COMPANY CONTRIBUTIONS

4.1      DISCRETIONARY CONTRIBUTIONS                                         8
4.2      SUPPLEMENTAL CONTRIBUTIONS                                          9
4.3      PAYMENT OF CONTRIBUTIONS                                            10

                                    ARTICLE V

                           ALLOCATION OF CONTRIBUTIONS
                       FORFEITURES AND INVESTMENT EARNINGS

5.1      ALLOCATING CONTRIBUTIONS AND FORFEITURES                            10
5.2      VALUATION OF TRUST ASSETS                                           11
5.3      DIVIDENDS ON COMPANY SHARES                                         12
5.4      ADJUSTMENT OF ACCOUNTS                                              12
5.5      DIVERSIFICATION OF ACCOUNTS BY PARTICIPANTS                         12
5.6      ANNUAL STATEMENTS                                                   13

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                                   ARTICLE VI

                            PARTICIPANT CONTRIBUTIONS

6.1      VOLUNTARY CONTRIBUTIONS                                            13

                                   ARTICLE VII

                      CONTRIBUTION AND BENEFIT LIMITATIONS

7.1      DEFINITIONS                                                        13
7.2      ANNUAL ADDITIONS LIMITATION                                        15

7.3      CORRECTING EXCESS AMOUNTS                                          17

                                  ARTICLE VIII

                       RETIREMENT AND DISABILITY BENEFITS

8.1      COMMENCEMENT OF BENEFITS                                           18
8.2      ALTERNATE FORM OF BENEFIT PAYMENTS                                 19
8.3      MINIMUM RETIREMENT DISTRIBUTIONS                                   19

                                   ARTICLE IX

                                 DEATH BENEFITS

9.1      DEATH BENEFITS                                                     20
9.2      DEATH BENEFIT WAIVER                                               20
9.3      FORM OF DEATH BENEFIT PAYMENTS                                     21
9.4      MINIMUM DEATH BENEFIT DISTRIBUTIONS                                22
9.5      BENEFICIARY DESIGNATION                                            22

                                    ARTICLE X

                              TERMINATION BENEFITS

10.1     VESTED BENEFITS                                                    23
10.2     DISTRIBUTION OF BENEFITS                                           24
10.3     REINSTATEMENT OF VESTING SERVICE                                   25
10.4     VESTING AMENDMENTS                                                 26

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                                   ARTICLE XI

                            APPLICATION FOR BENEFITS

11.1       APPLYING FOR BENEFITS                                          26
11.2       RETIREMENT BENEFITS                                            26
11.3       DISABILITY BENEFITS                                            27
11.4       DEATH BENEFITS                                                 27
11.5       TERMINATION BENEFITS                                           27
11.6       DENIAL OF BENEFITS                                             27
11.7       MISSING PARTICIPANTS AND BENEFICIARIES                         28
11.8       PAYMENTS TO INCOMPETENTS OR MINORS                             28
11.9       ELIGIBLE ROLLOVER DISTRIBUTIONS                                28

                                   ARTICLE XII

                             RIGHTS OF PARTICIPANTS

12.1       PARTICIPANT STATUS                                             29
12.2       LEAVE OF ABSENCE                                               29
12.3       ASSIGNMENT AND ALIENATION                                      30
12.4       QUALIFIED DOMESTIC RELATIONS ORDERS                            30
12.5       DISTRIBUTION OF SHARES                                         31
12.6       VOTING OF SHARES                                               33

                                  ARTICLE XIII

                           ADMINISTRATION OF THE PLAN

13.1       ADMINISTRATIVE COMMITTEE                                       34
13.2       ORGANIZATION AND PROCEDURES                                    35
13.3       DUTIES AND POWERS                                              35
13.4       CONSULTATION BY THE COMMITTEE                                  36
13.5       FINALITY OF ACTIONS                                            37
13.6       INDEMNIFICATION                                                37
13.7       COMPENSATION AND EXPENSES OF EMPLOYEES                         37

                                   ARTICLE XIV

                                 THE TRUST FUND

14.1       THE TRUSTEE                                                    37
14.2       THE TRUST FUND                                                 37
14.3       PURCHASES OF SHARES AND LOANS TO THE TRUST FUND                38
14.4       REVERSION OF ASSETS                                            39

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                                   ARTICLE XV

                                PLAN FIDUCIARIES

15.1       NAMED FIDUCIARIES                                              40
15.2       BONDING REQUIREMENTS                                           40
15.3       PROHIBITED TRANSACTIONS                                        40
15.4       FIDUCIARY RESPONSIBILITIES                                     41
15.5       INVESTMENT MANAGERS                                            42

                                   ARTICLE XVI

                        AMENDMENT, TERMINATION AND MERGER

16.1       PLAN AMENDMENT                                                 42
16.2       PLAN TERMINATION                                               43
16.3       PLAN MERGER                                                    44

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

17.1       INTERPRETATION                                                 44
17.2       LIABILITY FOR EMPLOYEE REPRESENTATIONS                         45
17.3       DESCRIPTIVE HEADINGS                                           45
17.4       CONSTRUCTION                                                   45
17.5       MULTIPLE ORIGINALS                                             45
17.6       REVISION OF THE PLAN AND APPLICABILITY OF
              PLAN PROVISIONS                                             45

                                  ARTICLE XVIII

                              TOP-HEAVY PROVISIONS

18.1       TOP-HEAVY DEFINITIONS                                          47
18.2       TOP-HEAVY BENEFITS                                             50
18.3       ADJUSTED BENEFIT LIMITATIONS                                   50
18.4       ELIGIBILITY FOR ALLOCATIONS                                    50

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                   BENTHOS, INC. EMPLOYEE STOCK OWNERSHIP PLAN

      Pursuant to a resolution of its Board of Directors, Benthos, Inc., a corporation duly organized under the laws of the Massachusetts and having its principal place of business in North Falmouth, Massachusetts (hereinafter referred to as the "Company"), has adopted this Amendment to its Employee Stock Ownership Plan, said Amendment to be in the form of a completely restated Plan, for the purpose of recognizing the contribution made to the successful operation of the Company by its Employees, and to reward such contribution for those Employees who qualify as Participants hereunder by investing primarily in Company securities as defined in section 409(l) of the Internal Revenue Code of 1986, as amended ("Code"). This Plan is intended to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code.

      Effective as of October 1, 2002, the Plan is amended and restated in its entirety to comply with current legislation including the General Agreement of Tariffs and Trade ("GATT"), the Uniformed Services Employment and Reemployment Rights of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 (TRA `97"), the IRS Restructuring and Reform Act of 1998 and the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), as well as any other federal legislation affecting the Plan.

                                    ARTICLE I

                             NAME AND EFFECTIVE DATE

     SECTION 1.1 NAME OF PLAN

     This Plan shall be known as the "Benthos, Inc. Employee Stock Ownership Plan".

     SECTION 1.2 EFFECTIVE DATE

     This Plan became effective as of August 17, 1979. The Plan was amended and restated effective as of October 1, 1987. This Amendment restating the Plan shall be effective as of October 1, 2002, except as otherwise expressly provided herein.

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                                   ARTICLE II

                                   DEFINITIONS

     When used in this Plan, the following terms have the meanings set forth below unless a different meaning is plainly required by the context:

     "Account" means the individual account established in the name of each Participant reflecting his portion of the Company's contributions, and the net earnings or losses thereon, and any Shares of the Company allocated to the Participant's Account.

     "Administrative Committee", "Committee" or "ESOP Committee" means the committee appointed by the Board of Directors of the Company to administer the Plan as set forth in Article XIII.

     "Affiliated Group" means any group of corporations or other business organizations of which the Company is a member, determined by using tests established under sections 414(b), (c), (m) and (o) of the Code, modified for purposes of section 415 of the Code only by section 415(h).

     "Application for Benefits" means the form provided by the Administrative Committee in order to receive benefits hereunder.

     "Beneficiary" means any individual, trust, estate, or other recipient entitled to receive death benefits payable hereunder, on either a primary or contingent basis.

     "Benefit Starting Date" means the first day of the first period for which a Participant, Inactive Participant, or Beneficiary is considered to have received benefit payments under the Plan or the first date on which such benefit payments are paid or are payable.

     "Board of Directors" means the board of directors of Benthos, Inc. as shall be serving from time to time.

     "Break in Service" means the failure of an Employee to complete more than 500 Hours of Service during the 12-month computation period used for purposes of determining whether the Employee has completed a Year of Service.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means Benthos, Inc. and includes any corporation or business organization which shall assume the obligations of this Plan with respect to its Employees. The term "Company" shall also include any predecessor business organization.

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         "Compensation" means all of an Employee's "wages" within the meaning of section 3401 (a) of the Code in connection with income tax withholding at the source, and all other compensation paid to the Employee by the Company in the course of its trade or business, for which the Company is required to furnish the Employee with a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to exclusions based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). Compensation shall include only amounts actually paid to the Employee during the Plan Year, except that (1) Compensation shall exclude bonuses, commissions, and compensation for services of a type customarily performed by outside contractors (but shall include overtime pay); and (2) in an Employee's initial year of participation in the Plan, Compensation shall include only amounts actually paid to the Employee from the Employee's effective date of participation pursuant to Section 3.1 to the end of the Plan Year, or, if earlier, to the date on which the Employee ceases to be a Participant. In addition, Compensation shall include any amount which is contributed to an employee benefit plan for the Employee by the Company pursuant to a salary reduction agreement, and which is not otherwise includible in the gross income of the Employee under section 401(k), 125, 402(e)(3), 402(h)(1)(B), SARSEP or 403(b) of the Code, or pursuant to a "qualified transportation fringe" (as defined under Section 132(f) of the Code and its applicable regulations).

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the plan to the contrary, for Plan Years beginning on or after January 1, 2002, the annual Compensation of each employee taken into account under the plan shall not exceed the EGTRRA `01 annual compensation limit. The EGTRRA `01 annual compensation limit is $200,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the EGTRRA `01 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 2002, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the EGTRRA `01 annual compensation limit set forth in this provision. For Plan Years beginning prior to January 1, 2002, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code.

         "Disabled Participant" means a Participant who has become permanently and totally incapable of performing the duties he was previously performing for the Company for physical or mental reasons. Such disability shall be deemed to exist only when an Application for Benefits

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has been filed with the Administrative Committee by or on behalf of such
Participant within one year following his separation from service with the Company and when such disability is thereafter certified to the Committee by a licensed physician approved by the Committee.

         "Entry Date" means each day of each Plan Year.

         "Employee" means an individual employed by the Company as a common-law employee. Anything herein to the contrary notwithstanding, the term "Employee" shall not include:

                (a) any non-resident alien who receives no earned income from the Company which constitutes income from sources within the United States;

                (b) any individual included in a unit of employees covered by a collective bargaining agreement with the Company with respect to which retirement benefits were the subject of good faith negotiation; and

                (c) any Leased Employee of the Company.

                (d) any person classified as an independent contractor or consultant by the Company regardless of such person's reclassification for such period by the Internal Revenue Service for tax withholding purposes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect and as thereafter amended, and any regulations issued thereunder.

         "Exempt Loan" means any loan to the Trust Fund which satisfies the requirements of Section 14.3.

         "Fair Market Value" shall mean the value of the Shares of the Company as determined by the Administrative Committee by resorting to the first available of the following sources:

                (a) the closing price of the Shares on a recognized securities exchange as of any date of reference;

                (b) the mean of the bid and asked prices of the Shares published as of any date of reference;

                (c) for Shares acquired prior to January 1, 1987, the market value of the Shares based upon an appraisal prepared by an independent appraiser selected by the Committee, and upon such other factors affecting value as the Committee deems appropriate; or

                (d) for Shares acquired on or after January 1, 1987, the market value of the Shares based upon an appraisal prepared by an independent appraiser selected by the Committee

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meeting requirements similar to those contained in Regulations under section
170(a)(1) of the Code.

         "Fiscal Year" means the twelve-month period ending on September 30 each year.

         "Hour of Service" means:

                (a) Each hour for which an Employee is directly or indirectly compensated, or entitled to be compensated, by the Company for the performance of duties.

                (b) Each hour, to a maximum of 501 hours for any single continuous period, for which an Employee is directly or indirectly compensated, or entitled to be compensated, by the Company for reasons other than the performance of duties (irrespective of whether the employment relationship has terminated) such as vacation, holidays, incapacity, layoff, jury duty, military duty, or leave of absence. Hours shall not be credited for payment to an Employee from a plan required by workmen's compensation, unemployment compensation, or disability insurance law, nor shall hours be credited for reimbursement of an Employee for his medical or medically related expenses.

                (c) Each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Company, provided that if such award or agreement of back pay is for reasons other than the performance of duties, such hours shall be subject to the restrictions of paragraph (b).

                (d) For purposes of determining whether a Break in Service has occurred, each hour to a maximum of 501 hours, for any single continuous period of absence, regardless of whether the Employee is compensated for such absence, if such absence occurs by reason of pregnancy of the Employee, birth of a child of the Employee, adoption of a child by the Employee, or the Employee caring for a child for the period beginning immediately following such birth or adoption if such Hours of Service would otherwise have been credited to the Employee but for such absence. Hours of Service credited under this subsection (d) will be credited in the computation period in which such absence commences or, if not necessary to prevent a Break in Service in such period, in the immediately following computation period. Hours of Service credited to the Employee under this subsection (d) shall only be credited upon receipt by the Administrative Committee of such timely information as may be reasonably required to establish the existence and duration of such absence.

The same Hours of Service shall not be credited under more than one of the paragraphs above. All Hours of Service shall be computed and credited to computation periods in accordance with sections 2530.200b-2(b) and (c) of the Department of Labor regulations. In determining an Employee's Hours of Service, he shall receive credit for all Hours of Service performed for any member of the Affiliated Group and any predecessor business organization of the Company.

         "Inactive Participant" means a former Participant who has died or otherwise terminated his employment with the Company or incurred a Break in Service and who has a balance remaining in his Account.

         "Investment Account" means the individual account established in the name of each Participant reflecting his portion of the Company's contributions and the net earnings or losses thereon, other than any Shares allocated to his Share Account.

         "Investment Manager" means an individual, firm or corporation appointed pursuant to Article XV to manage the investments of all or a portion of Trust Fund assets which are not invested in Shares.

         "Leased Employee" means any individual (other than a common law employee of the Company) who, pursuant to an agreement between the Company and any other person ("leasing organization"), has performed services for the Company or any related persons determined in accordance with section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Company. In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he has performed services as a Leased Employee shall be counted as service as an Employee for all purposes of the Plan, except that he shall not, by reason of that status, become a Participant in the Plan. The term "Leased Employee" shall not include any individual who is a participant in a nonintegrated money purchase pension plan sponsored by the leasing organization providing immediate participation and vesting and a contribution rate of 10% of Earnings, as defined in Section 7.1, provided the number of Leased Employees, determined without regard to this sentence, do not constitute more than 20% of the Company's nonhighly compensated work force as defined in section 414(n) of the Code.

         "Leave of Absence" means an interruption of service authorized in accordance with Article XII.

         "Normal Retirement Age" means age 59 1/2.

         "Normal Retirement Date" means a Participant's 59 1/2 birthday.

         "Participant" means an Employee who is eligible under the terms of
Article III of this Plan, but unless otherwise indicated, shall not include an Inactive Participant or a Participant who has become ineligible for any reason.

         "Plan" means the Benthos, Inc. Employee Stock Ownership Plan as of its original effective date, including any subsequent amendments thereto.

         "Plan Year" means the 12-month period ending on September 30 of each year. For years prior to the effective date of the Plan, the corresponding 12-month period shall be the Plan Year solely for purposes of determining an Employee's eligibility to participate and his nonforfeitable benefit.

        "Regulation" means any rule or regulation promulgated under section 7805 of the Code by the Secretary of the Department of the Treasury, or his delegate.

        "Required Distribution Date" means April lst of the calendar year following the year in which an active Participant who is a 5 percent owner or an Inactive Participant attains age 70 1/2.

        "Retired Participant" means an individual who has been a Participant but who has commenced receiving retirement benefits under Article VIII following his Normal Retirement Age.

        "Share" means any stock of the Company which shall qualify as an employer security as defined in section 409(l) of the Code.

        "Share Account" means the individual account established in the name of each Participant reflecting his interest in the Shares of the Company allocated as provided in Section 5.1.

        "Suspense Account" means the account established to reflect any Shares purchased with the proceeds of an Exempt Loan pending allocation to Participants' Share Accounts.

        "Trust Agreement" means the Benthos, Inc. Employee Stock Ownership Trust Agreement providing for the Trust Fund in which Plan contributions are held by the Trustee.

        "Trust Fund" means all of the assets held under the Trust Agreement.

        "Trustee" means the trustee or trustees by whom the assets of the Plan are held pursuant to the Trust Agreement as provided in Article XIV.

        "Valuation Date" means the date as of which the Trust Fund is valued and the Account maintained on behalf of each Participant, Inactive Participant or Beneficiary is adjusted as provided hereunder. The Trust Fund shall be valued on the last day of each Plan Year and on such additional dates as the Administrative Committee shall deem appropriate.

        "Year of Service" means:

                (a) For purposes of determining an Employee's eligibility to participate in this Plan, the completion of at least 1,000 Hours of Service in
(i) the 12-month period commencing on the date the Employee is first credited with an Hour of Service, plus (ii) any Plan Years, beginning with the Plan Year that includes the first anniversary of the date the Employee is first credited with an Hour of Service, in which the Employee completes at least 1,000 Hours of Service. If an Employee is credited with a least 1,000 Hours of Service in the 12-month period commencing on the date he is first credited with an Hour of Service and the Plan Year that includes the first anniversary of such date, he shall be credited with two Years of Service for purposes of his eligibility to participate in this Plan.

                (b) For purposes of determining an Employee's non-forfeitable Account balance attributable to Company contributions, the completion of at least 1,000 Hours of Service in any Plan Year. An Employee who completes 1,000 Hours of Service in both his first twelve months of employment and in the Plan Year during which the first anniversary of his date of employment occurs shall be credited with two years of service for vesting purposes.

                (c) Years of Service shall also include past service with Datasonics, Inc., which shall be credited in accordance with paragraphs (a) and
(b) as though it were service with the Company.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         SECTION 3.1 EMPLOYEES ELIGIBLE TO PARTICIPATE

                 (a) Every Employee of the Company shall become a Participant hereunder on the later of the effective date or the date on which he shall have completed a Year of Service and shall have attained 19 years of age.

                 (b) In the event that a Participant who has not incurred a Break in Service becomes ineligible to participate in the Plan because he is no longer a member of the eligible class of Employees entitled to participate, such individual shall participate immediately upon his return to such eligible class. If such Participant incurs a Break in Service, his eligibility to participate will be governed by Section 3.2.

                 (c) In the event that an individual who is not a member of the eligible class of Employees becomes a member of such class, such individual shall participate immediately if he would have previously become a Participant had he been in the class of Employees entitled to participate.

                 (d) Each former employee of Datasonics, Inc. who was an Employee on October 1, 1999, will be eligible to participate in the Plan as long as the Employee has met the eligibility requirements in subsection (a).

         SECTION 3.2 REINSTATEMENT OF PARTICIPATION

         If an Inactive Participant incurs a Break in Service, his subsequent eligibility hereunder shall be determined as follows:

                (a) If he had a vested interest in any Company contributions allocated to his Account before he incurred the Break in Service, his subsequent eligibility to participate shall be determined under Section 3.1 by aggregating his prior Years of Service and without regard to such Break in Service.

                (b) If he did not have a vested interest in any Company contributions allocated to his Account prior to incurring a Break in Service, his subsequent eligibility to participate shall be determined under Section 3.1 by aggregating his prior Years of Service and without regard to such Break in Service, provided that the number of his consecutive Breaks in Service is either less than (i) five years, or (ii) his aggregate number of Years of Service prior to the Break in Service.

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

                (c) If he did not have a vested interest in any Company contributions allocated to his Account prior to incurring a Break in Service and the number of his consecutive Breaks in Service both equals or exceeds (i) five years, and (ii) his aggregate number of Years of Service and (iii) exceeds his aggregate number of Years of Service prior to the Break in Service, his subsequent eligibility hereunder shall be determined in accordance with the provisions of Section 3.1, taking into account any Years of Service occurring prior to the Break in Service, but only after completion of one Year of Service after the date of his reemployment. If any Years of Service are not required to be taken into account by reason of a period of consecutive Breaks in Service, such years shall not be taken into account in applying this Section 3.2 to a subsequent period of Breaks in Service.

        SECTION 3.3 PARTICIPATION FOLLOWING A LEAVE OF ABSENCE

      For the purposes of this Article III, any period of employment interrupted solely by a Leave of Absence as provided for in Article XII shall be considered as a period of continuous employment.

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                                   ARTICLE IV

                              COMPANY CONTRIBUTIONS

        SECTION 4.1 DISCRETIONARY CONTRIBUTIONS

                (a) Subject to the provisions of this Plan and the Trust Agreement, the Company shall make, for each Plan Year, such contribution for the Fiscal Year in which such Plan Year ends as the Board of Directors may direct by resolution, provided no such annual contribution shall exceed the lesser of the following:

                            (i) At the discretion of the Company, an amount equal to 1% to 25% of the aggregate annual gross compensation, including all payments reportable for Federal income tax purposes, paid or accrued by the Company to, or for, all eligible Participants hereunder for the Company's Fiscal Year for which the contribution is made. This amount shall be increased to not greater than 25% of Participants' annual gross compensation to the extent that Company contributions made for Fiscal Years beginning prior to 2002 were less than the deduction limitations applicable to those years. If the Company maintains any qualified profit sharing plans or stock bonus plans in addition to this Plan, this Plan and such other plans shall be treated as a single plan for purposes of applying the preceding limits and the maximum contribution to this Plan under this subparagraph (i) shall be reduced to the extent of the contributions to such other qualified plans.

                            (ii) An amount equal to 25% of the aggregate annual gross compensation for the Company's Fiscal Year for which the contribution is made, including all payments reportable for Federal income tax purposes, paid or accrued by the Company to, or for, all eligible Participants hereunder and all eligible participants under any other qualified defined contribution plan and under any qualified defined benefit retirement plans for which a deduction is allowed under section 404 of the Code, less the
                                   contributions to such other qualified plans.

                (b) Notwithstanding the limitations of subsection (a), if the contributions of the Company for the applicable Plan Year are applied to the repayment of the principal balance on an Exempt Loan as described in Section 14.3, the maximum amount contributed to this Plan by the Company for any Plan Year shall be increased by such principal payment, but not in excess of 25% of the aggregate annual gross compensation paid or accrued by the Company to, or for, all eligible Participants for the Company's Fiscal Year for which the contribution is made, plus any contributions of the Company applied to the payment of interest on such Exempt Loan for the year.

                (c) The Company's contribution shall not be reduced by any amounts forfeited under Article X or XI, and such forfeitures shall be reallocated among the Accounts of remaining Participants as provided in Article V.

        SECTION 4.2 SUPPLEMENTAL CONTRIBUTIONS

                In addition to contributions made pursuant to Section 4.1, the Company shall make any contributions necessary to restore to Account balances the amounts previously forfeited by individuals described in Article X and
Article XI.

        SECTION 4.3 PAYMENT OF CONTRIBUTIONS

                Company contributions for the year may be paid in cash or in Shares of the Company. Company contributions shall be made as of the last day of the Plan Year, and shall be paid to the Trustee within the time allowed by the Code for tax deductible contributions. Contributions in Shares of the Company shall be valued as of the day of the contribution for purposes of determining the maximum allowable contribution to the Plan pursuant to this Article IV. At its discretion, the Company may make contributions at any time during the Plan Year. Such advance contributions shall be held in the Trust Fund and, to the extent not utilized to purchase Shares, shall be invested by the Trustee in accordance with the Trust Agreement pending allocation to Participants' Accounts as provided in Section 5.1.

                                    ARTICLE V

                    ALLOCATION OF CONTRIBUTIONS, FORFEITURES
                             AND INVESTMENT EARNINGS

        SECTION 5.1 ALLOCATING CONTRIBUTIONS AND FORFEITURES

                The Administrative Committee shall maintain a Share Account and an Investment Account in the name of each Participant.

Subject to the limits of Article VII, the Administrative Committee shall credit to the Account of each Participant described in Section 5.1(d) that portion of the Company's contributions under Section 4.1 and forfeitures to which he is entitled, determined as follows:

                (a) If the Company's contribution or forfeitures for the Plan Year include Shares, including Shares purchased with Company contributions pending allocation to Participants' Accounts, the Administrative Committee shall, as of the last day of each Plan Year, allocate the Company's Share contribution for such Plan Year and any forfeitures of Shares to the Share Accounts of the eligible Participants proportionately, including fractional Shares, in accordance with the ratio which the Compensation of each eligible Participant for the Plan Year bears to the aggregate Compensation paid to, or for, all eligible Participants for the Plan Year.

                (b) Except as provided in subsection (c) below, if the Company's contribution or forfeitures for the Plan Year include cash or assets other than Shares, the Administrative Committee shall, as of the last day of each Plan Year, allocate the Company's contribution for such Plan Year and any forfeitures to the Investment Accounts of the eligible Participants proportionately in accordance with the ratio which the Compensation of each eligible Participant for the Plan Year bears to the aggregate Compensation paid to, or for, all eligible Participants for the Plan Year.

                (c) If any portion of the Company's contribution or forfeitures for a given Plan Year are used to repay an Exempt Loan, the total contribution and forfeitures otherwise credited to the Investment Accounts of Participants for the Plan Year under subsection (b) above shall be reduced by the amount applied to repay the Exempt Loan, including interest, and the Administrative Committee shall instead, as of the last day of the Plan Year, allocate the number of Shares released from encumbrance as provided in Section 14.3(c) as a result of such contribution and forfeitures to eligible Participants proportionately, including fractional Shares, in accordance with the ratio which the Compensation of each eligible Participant bears to the aggregate Compensation paid to, or for, all eligible Participants for the Plan Year.

                (d) Participants eligible for an allocation under this Section
5.1 shall include (i) each Participant who was employed by the Company on the last day of the Plan Year, and (ii) each Inactive Participant who shall have died or become a Retired Participant or a Disabled

Participant during the Plan Year. Anything herein to the contrary notwithstanding, to the extent that any shareholder of the Company sells Shares to the Trustee and elects not to recognize the gain from such sale under section 1042 of the Code, no portion of the Shares acquired in such transaction, or any assets attributable to such Shares, may be directly or indirectly allocated for ten years after the date of the sale (or, if later, the allocation date attributable to the final payment of an Exempt Loan incurred in connection with the sale) for the benefit of:

       (i)    the selling shareholder;

       (ii) his spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants; or

       (iii) any shareholder owning (as determined under section 318(a) of the Code) more than 25% in value of any class of stock of the Company.

       SECTION 5.2 VALUATION OF TRUST ASSETS

                (a) As of each Valuation Date, the Trustee shall determine the net worth of the Trust Fund which has not been invested in Shares of the Company and deliver a statement of valuation to the Administrative Committee. In determining the net worth of the Trust Fund, the Trustee shall value such assets of the Trust Fund, exclusive of any contributions that are payable to the Trust Fund, after having subtracted therefrom the amount of any forfeitures which have occurred since the preceding Valuation Date. The valuation of the Trust Fund shall be at its fair market value as of the Valuation Date.

                (b) As of each Valuation Date, the Administrative Committee shall determine the Fair Market Value of that portion of the Trust Fund that has been invested in Shares of the Company. The Administrative Committee shall promptly notify the Trustee in writing of each such valuation.

        SECTION 5.3 DIVIDENDS ON COMPANY SHARES

                (a) Except as provided in subsection (b), cash dividends received by the Trustee on Shares of the Company that have been allocated to the Share Accounts of Participants on the record date for the dividend shall be allocated as of each Valuation Date to each Participant's Investment Account on the basis of the balance of Shares in his Share Account. Cash dividends received by the Trustee on Shares of the Company that are allocated to the Suspense ` Account on the record date for the dividend by reason of an Exempt Loan shall be used to repay such Loan, and any amount in excess of the outstanding Loan balance shall be treated as investment earnings of the Trust Fund and allocated as provided in Section 5.2. Any stock dividends on Company Shares shall be credited to the respective Share Accounts of Participants or the Suspense Account with respect to which such dividends were issued on the record date for the dividend.

                (b) At the election of the Administrative Committee, any cash dividends that have been received by the Trustee with respect to Shares of the Company and that are otherwise allocable to the Investment Accounts of Participants for the Plan Year as provided in subsection (a) may be distributed in cash to Participants, or their Beneficiaries, not later than 90 days after the close of the Plan Year in which paid, or utilized to repay any outstanding balance, including interest, on an Exempt Loan. If, pursuant to this subsection
(b), cash dividends are applied to repay an Exempt Loan, the Share Account of each Participant shall be credited with such additional Shares of the Company from the Suspense Account as are equal in value to amount of the dividend that would have been allocated to the Participant's Investment Account pursuant to subsection (a).

        SECTION 5.4 ADJUSTMENT OF ACCOUNTS

                The Administrative Committee shall adjust each Account to reflect any increase or decrease in the net worth of the Trust Fund as of each Valuation Date. Such adjustment shall be made to the Account in proportion to its balance as of the Valuation Date bears to the aggregate values of all Accounts; provided, however, that in accordance with nondiscriminatory procedures established by the Administrative Committee, the allocation of any increase or decrease in the net worth of the Trust Fund shall be adjusted for amounts credited to Accounts since the preceding Valuation Date with appropriate credit given for the period during which such contributions were credited to the Account.

        SECTION 5.5 DIVERSIFICATION OF ACCOUNTS BY PARTICIPANTS

                (a) A Participant who has attained age 55 and completed 10 years of participation in the Plan shall, by providing written instructions to the Administrative Committee during the 90-day period beginning with the first day of each of the six Plan Years immediately following the Plan Year in which such age and service requirements are satisfied, be entitled to direct the Trustee to distribute in cash to Participant up to 25 percent (50 percent in the case of a Participant's final election year) of the value of his Share Account on the Valuation Date preceding or coinciding with such election. As soon as practical after receipt of the Participant's written directions, but in no event later than 90 days after each election period, the Administrative Committee shall direct the Trustee, in writing, to distribute the funds in accordance therewith following receipt by the Trustee of the Participant's instructions. Any expense incurred in connection with a Participant's election shall be charged against the Participant's Account.

                (b) The Administrative Committee shall from time to time establish rules and procedures which it determines to be necessary or appropriate for the proper administration of the distribution option available to Participants.

        SECTION 5.6 ANNUAL STATEMENTS

                The Administrative Committee shall furnish on an annual basis, or in more frequent intervals as determined by the Committee, a statement to each Participant, Inactive Participant, and Beneficiary of the net earnings or losses and Shares credited to or charged against his Account, the amount of any annual contributions and forfeitures and Shares allocated to such Account, and the total value of such Account.

                                   ARTICLE VI

                            PARTICIPANT CONTRIBUTIONS

       SECTION 6.1 VOLUNTARY CONTRIBUTIONS

       The Trustee shall not accept voluntary contributions from any Participant.

                                   ARTICLE VII

                      CONTRIBUTION AND BENEFIT LIMITATIONS

        SECTION 7.1 DEFINITIONS

        For purposes of this Article VII, the terms set forth herein shall be defined as follows:

                (a) "Annual Additions" means, for each Limitation Year, the sum of:

                         (i) The contributions by the Company and other members of the Affiliated Group to this Plan or any other qualified defined contribution retirement plan other than contributions that are used to pay interest on an Exempt Loan if no more than 1/3 of the contributions to this Plan are credited during the Limitation Year to the Accounts of highly compensated employees described in section 414(q) of the Code;

                         (ii) Any forfeitures allocated to a Participant under such a plan other than forfeitures of Shares acquired with the proceeds of an Exempt Loan if no more than 1/3 of the contributions to this Plan are credited to the Accounts of highly compensated employees described in section 414(q) of the Code;

                        (iii) Any contribution to such a plan by the Participant; and

                         (iv) For purposes of the dollar limitation on Annual Additions, any contributions by the Company and other members of the Affiliated Group allocated in years beginning after March 31, 1984 to an individual medical expense reimbursement account which is established under section 401(h) of the Code for a Participant under any pension or annuity plan, or, in the case of a key employee as defined in section 416 of the Code, any contribution by the Company and other members of the Affiliated Group allocated in Limitation Years beginning after 1985 on his behalf to a separate account in a funded welfare benefit plan established for the purpose of providing post-retirement medical benefits.

In determining a Participant's Annual Additions, forfeitures and contributions of Shares shall be determined at the fair market value of the Shares as of the date of allocation. Anything herein to the contrary notwithstanding, the term "Annual Additions" shall not include any investment earnings allocable to a Participant, any rollover contributions or amounts transferred directly to a trustee from another qualified plan, recontributions of amounts previously distributed to terminated employees who are reemployed, or payments of principal and interest on any plan loans made to a Participant.

                (b) "Earnings" means amounts paid or made available to a Participant by the Company and other members of the Affiliated Group for a Limitation Year, including salary and wages, overtime pay, bonuses, commissions, non-qualified stock options includible in income in the year granted, and taxable fringe benefits; but shall not include amounts contributed by the Company (including elected amounts deferred under an arrangement described in section 401(k) of the Code) under the Plan or any other plan of the Affiliated Group or any nonqualified fringe benefits which are nontaxable or not currently taxable to employees.

                (c) "Excess Amount" means the amount credited or allocated to a Participant in excess of the limits allowable under Section 7.2.

                (d) "Limitation Year" means the Plan Year.

                (e) "Minimum Accrued Benefit" means a Participant's accrued benefit under a defined benefit retirement plan maintained by the Company or other members of the Affiliated Group in which he is a participant determined as of the end of the last Limitation Year of such plan beginning before 1987, computed without regard to any changes in the provisions of such plan after May 5, 1986, and without regard to any subsequent cost of living adjustments under the plan.

                (f) "Projected Annual Retirement Benefit" means the annual benefit, actuarially adjusted in the case of a benefit that is payable in a form other than a life annuity or qualified joint and survivor annuity, to which a Participant would be entitled under the provisions of a defined benefit retirement plan maintained by the Company or any member of the Affiliated Group in which he is a participant, based on the assumptions that he continues employment until his normal retirement age, that his Earnings continue at the same rate as in effect in the plan's Limitation Year under consideration until his normal retirement age, and that all other relevant factors used to determine benefits under the plan as of the current Limitation Year of such plan remain constant for all such future Limitation Years.

                (g) "Social Security Retirement Age" means a Participant's retirement age under section 216(l) of the Social Security Act determined without regard to the age increase factor under that Section as if the early retirement age under paragraph (2) thereof were 62.

        SECTION 7.2 ANNUAL ADDITIONS LIMITATION

        The maximum Annual Additions credited to any Participant for any Limitation Year beginning after 2001, under this Plan and any other qualified defined contribution retirement plan maintained by the Company or any other members of the Affiliated Group, shall not exceed an amount equal to the lesser of: (a) 100% of the Participant's Compensation or (b) $40,000, as adjusted pursuant to Code section 415(d). The maximum Annual Additions credited to any Participant for any Limitation Year beginning after 1997 and before 2002, under this Plan and any other qualified defined contribution retirement plan maintained by the Company or any other members of the Affiliated Group, shall not exceed an amount equal to the lesser of: (a) 25% of the Participant's Compensation for the Limitation Year; or (b) $30,000, as adjusted pursuant to Code section 415(d). Anything herein to the contrary notwithstanding, for Limitation Years beginning prior to July 12, 1989 the dollar limit referred to in the preceding sentence shall be increased by the Annual Additions credited on behalf of a Participant, but not in excess of twice such dollar limit, provided not more than 1/3 of the aggregate Annual Additions for such Limitation Year are credited on behalf of highly compensated participants described in section 414(q) of the Code.

        SECTION 7.3 CORRECTING EXCESS AMOUNTS

        If an Excess Amount is determined for any Limitation Year due to an erroneous estimation of Compensation, forfeitures or such other reasons as permitted by Regulations, such Excess Amount shall be treated as follows:

                (a) First, any non-deductible voluntary contributions made to any qualified retirement plan maintained by any member of the Affiliated Group, to the extent that the return thereof would reduce such Excess Amount, shall be returned to the Participant.

                (b) Any remaining Excess Amount shall be attributed to, and treated in accordance with provisions of, the qualified retirement plan or plans maintained by the Company or other members of the Affiliated Group in the following order:

                     (i)     any qualified defined benefit plan;

                     (ii)    any qualified 401(k) plan;

                     (iii)   any qualified stock bonus plan;

                     (iv)    any qualified profit sharing plan;

                     (v)     any qualified money purchase plan.

                (c) Any Excess Amount which is attributed to this Plan shall be treated as follows:

                     (i) If the Company's contribution for the Limitation Year has not been made, the amount that would otherwise be contributed to the Plan shall be reduced by such Excess Amount;

                     (ii) If the Company's contribution for the Limitation Year has been made, any remaining excess amount which is contributed under conditions described in
                              Article XIV shall be returned to the Company in accordance with said Article XIV. Any Excess Amount which remains attributed to this Plan after the return of contributions to the Company shall be set aside in a separate account. The amount placed in the such account and any earnings or losses thereon shall be allocated to the Plan Participants during the next Limitation Year, and for each succeeding Limitation Year, as necessary, until exhausted.

                                  ARTICLE VIII

                       RETIREMENT AND DISABILITY BENEFITS

        SECTION 8.1 COMMENCEMENT OF BENEFITS

                (a) Upon a Participant's attaining his Normal Retirement Age, or upon his becoming a Disabled Participant, he shall become entitled to the total value of his Account. The amount to which the Participant is entitled shall be paid as provided in this Article VIII in the form specified in Section 8.2 as soon as practicable following his Normal Retirement Date, or if later, his actual retirement date, but in no event shall commence later than the earlier of
(i) 60 days after the end of the Plan Year in which he retires, unless the Participant elects to defer the payment of his benefit pursuant to subsection
(b) or (ii) his Required Distribution Date. Any additional amounts to which a retired or Disabled Participant who has received a distribution shall become entitled (for example, as a result of an additional Company contribution or allocation of forfeiture) shall be paid to him as soon as practicable following the end of the Plan Year in which such distribution was made.

                (b) A Participant who retires on or after attaining his Normal Retirement Age may file an election with the Administrative Committee on an Application for Benefits to defer the commencement of his benefit payments until, at the latest, his Required Distribution Date. A Participant whose Benefit Starting Date is deferred pursuant to this subsection may at any time file an Application for Benefits with the Administrative Committee directing that benefits commence on the date specified by the Participant, but not earlier than 60 days after the Application is submitted to the Committee. If the Participant fails to submit an Application for Benefits at least 60 days prior to the date that benefits must commence, the Administrative Committee shall distribute the Participant's benefit in a lump sum in whole Shares with fractional Shares paid in cash.

                (c) The amount to which a Disabled Participant is entitled shall be distributed in accordance with the provisions of this Article VIII as soon as practical after the approval of an Application for Benefits as though the last day of the month in which he terminated employment had been his Normal Retirement Date.

        SECTION 8.2 ALTERNATE FORM OF BENEFIT PAYMENTS

      The total amount which a Participant is entitled to receive shall be valued on the Valuation Date immediately preceding or coinciding with his Benefit Starting Date and applied for his benefit paid in a single lump sum payment, in whole Shares, with the value of any fractional Shares to be paid in cash.

        SECTION 8.3 MINIMUM RETIREMENT AND DISABILITY DISTRIBUTIONS

         (a) Applicability and Effective Date. The provisions of this Section
8.3 will apply for purposes of determining required minimum distributions for Participants and Inactive Participants subject to the requirements of Code section 401(a)(9) and the Regulations issued thereunder effective for calendar years beginning in 2002. For the 2001 calendar year, the provisions in the proposed Regulations issued January 17, 2001 shall apply.

         (b) Precedence   The requirements of this Section 8.3 will take
precedence over any inconsistent provisions of the Plan.

         (c) Requirements Of Regulations Incorporated   All distributions
required under this Section 8.3 will be determined and made in accordance with Regulations under Code section 401(a)(9) [or the proposed Regulations issued January 17, 2001, as the case may be].

         (d) Required Distribution Date   The Participant's entire interest will
be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Distribution Date.

         (e) Death Of Participant Before Distributions Begin   If the
Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (i) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then the Participant's entire interest will be distributed to the surviving spouse by December 31 of the calendar year containing the fifth anniversary of the Participant's death, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                  (ii) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (iv) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this paragraph (e) will apply as if the surviving spouse were the Participant.

For purposes of this Section 8.3(e), distributions are considered to begin on the Participant's Required Distribution Date.

       (f) Forms Of Distributions   During a Participant's empoyment with the
Company, all distributions required under this Section 8.3 shall be made in the form of installment payment. All other distributions shall be in the form of a lump sum distribution.

       (g) Amount of Required Minimum Distribution For Each Distribution
Calendar Year   During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                  (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                  (ii) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

       (h) Lifetime Required Minimum Distributions Continue Through Year Of
Participant's Death   Required minimum distributions will be determined under
this paragraph (h) and paragraph (e) above beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

       (i) Death On Or After Distributions Begin

                  (i) Participant Survived By Designated Beneficiary- If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

                           (A) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                           (B) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                           (C) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designed Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                 (ii)      No Designated Beneficiary   If the Participant dies
                           on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

         (j)     Death Before Date Distributions Begin

                 (i) Participant Survived By Designated Beneficiary- Except as provided herein, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in paragraph (e) above.

                 (ii) No Designated Beneficiary- If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                 (iii) Death Of Surviving Spouse Before Distributions To Surviving Spouse Are Required To Begin- If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under paragraph (e)(i), this paragraph (j) will apply as if the surviving spouse were the Participant.

                (k) Definitions. For purposes of this Section 8.3, the following terms used herein shall have the following meanings:

                           (i)      Designated Beneficiary   The individual who
                                    is designated as the Beneficiary under
                                    Article II and is the designated Beneficiary under Code section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4, of the Regulations.

                           (ii)     Distribution Calendar Year   A calendar
                                    year for which a minimum distribution is required. For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Distribution Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin under paragraph (e) above. The required minimum distribution for the Participant's First Distribution Calendar Year will be made on or before the Participant's Required Distribution Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Distribution Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                           (iii)    Life Expectancy   Life expectancy as compu-
                                    ted by use of the Single Life Table in
                                    section 1.401(a)(9)-9 of the Regulations.

                           (iv)     Participant's Account Balance   The account
                                    balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The account balance for the Valuation Calendar year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution

                           Calendar Year if distributed or transferred in the Valuation Calendar Year.

                  (l)      Election to Allow Participants or Beneficiaries to
                           Elect 5-Year Rule   Participants or Beneficiaries may
                           elect on an individual basis whether the 5-year rule or the life expectancy rule in paragraphs (e) and (j) above applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under paragraph (e), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made as soon as practicable, but in no event later than the date set forth in paragraphs (e) and
                           (j) above.

                  (m) Transition Rule. No minimum distribution payments will be made to a Participant while in service under the provisions of section 401(a)(9) of the Code on or after January 1, 1999 if the Participant is not a 5 percent owner and attains age 70 1/2 in 1998 or later. In the event a Participant, other than a Participant who is a 5 percent owner, was receiving minimum distribution payments while in service in accordance with the provisions of section 401(a)(9) of the Code on December 31, 1998, the Participant may elect to suspend payments due on and after April 1, 1999 while the Participant remains in service in accordance with such uniform rules as the Administrative Committee shall adopt.

                                   ARTICLE IX

                                 DEATH BENEFITS

        SECTION 9.1 DEATH BENEFITS

                (a) If a Participant dies before his Benefit Starting Date while employed by the Company, the Participant's Beneficiary shall be entitled to receive 100% of the value of his Account. If an Inactive Participant dies before his Benefit Starting Date, such Participant's Beneficiary shall be entitled to receive an amount equal to the vested percentage of his Account. The value of the death benefit shall be determined as of the Valuation Date preceding or coinciding with the Benefit Starting Date.

                (b) The Beneficiary of a married Participant or a married Inactive Participant shall be the surviving spouse. If there is no surviving spouse or if the surviving spouse consents to the designation of another Beneficiary in the manner required under Section 9.2, the individual's designated Beneficiary shall be entitled to the death benefit.

        SECTION 9.2 DEATH BENEFIT WAIVER

                (a) The spouse of a married Participant or a married Inactive Participant must consent to the designation of any other Beneficiary, except a contingent Beneficiary. The spouse's consent must be in writing, acknowledge the effect of the designation and payment election, and be witnessed by a notary public.

                (b) Spousal consent shall not be required if it is established to the satisfaction of the Administrative Committee that it cannot be obtained because there is no spouse, the spouse cannot be located, or because of such other circumstances as may be prescribed by Regulations.

                (c) A Beneficiary designation may be revoked in writing at any time before the Benefit Starting Date without spousal consent.

                (d) The death benefit shall be paid to or applied for the surviving spouse in accordance with Section 9.3 in the absence of a nonspousal Beneficiary designation or, if there is no surviving spouse, the death benefit shall be paid to the Participant's estate in a lump sum.

                (e) The Administrative Committee shall provide each Participant with a written explanation of the spousal death benefit containing the information described above at the time an Employee becomes a Participant and at the request of any Participant or Inactive Participant.

        SECTION 9.3 FORM OF DEATH BENEFIT PAYMENTS

                (a) Except as provided in Section 12.5, death benefits payable under this Article IX shall be paid or applied for the Beneficiary in a single lump sum payment in whole Shares with fractional Shares paid in cash. In the event that the Company's contribution for the Plan Year in which death occurs is allocated after payment of the above benefits, the amount of such contribution to which the Participant is entitled shall be paid to his Beneficiary in a lump sum in whole Shares with fractional shares paid in cash as soon as practical.

                (b) The amount to which the Beneficiary is entitled shall be available for distribution to the Beneficiary as soon as practical following the death of the Participant. The Beneficiary shall designate the time that the benefit to which the Beneficiary is entitled shall be paid on an Application for Benefits within 90 days following the end of the Plan Year in which the Participant's death occurs in accordance with the distribution requirements of
Section 9.4. If the Beneficiary fails to file a timely Application for Benefits indicating the time at which the death benefit shall commence, the Administrative Committee shall direct the Trustee to distribute the entire value of the deceased Participant's Account in a lump sum in whole Shares with fractional Shares paid in cash as soon as practical following the end of the Plan Year in which the Participant's death occurs. Anything herein to the contrary notwithstanding, if the value of the death benefit payable under this
Article IX does not exceed $5,000, the Administrative Committee shall direct the Trustee to distribute the entire value of the deceased Participant's Account in a lump sum payment in whole Shares with fractional Shares paid in cash as soon as practical following the end of the Plan Year in which the Participant's death occurs.

        SECTION 9.4 MINIMUM DEATH BENEFIT DISTRIBUTIONS

                Notwithstanding any other provision of this Article IX, distribution of any death benefits payable hereunder shall satisfy the requirements of Section 8.3.

        SECTION 9.5 BENEFICIARY DESIGNATION

                (a) Subject to the spousal death benefit requirements of Sections 9.1 and 9.2, each Participant shall have the unrestricted right to designate the Beneficiary to receive the death benefits which are payable hereunder and the manner in which such death benefits shall be paid, and to change any such designations on a form furnished by and filed with the Administrative Committee.

                (b) Death benefit payments may not be based on the life expectancy of the Beneficiary unless the Beneficiary is one or more individuals or a trust that satisfies the following: (i) the trust is a valid trust under applicable state law; (ii) the trust is irrevocable; (iii) the Beneficiary of the trust who would be a Beneficiary with respect to the trust's interest under this Plan is identifiable from the trust instrument; and (iv) a copy of the trust instrument is provided to the Administrative Committee.

                (c) If more than one individual is designated as a Beneficiary, then the individual with the shortest life expectancy will be considered the Beneficiary for purposes of determining the applicable life expectancy.

                                    ARTICLE X

                              TERMINATION BENEFITS

        SECTION 10.1 VESTED BENEFITS

                (a) An Inactive Participant whose employment is terminated for any reason other than death, disability or retirement at or after attaining his Normal Retirement Age shall receive only those benefits provided in this Article X.

                (b) A Participant shall be vested with the following percentages of the value of his Investment Account and Share Account attributable to the Company's contributions:

             For Participants Who Do Not Perform an Hour of Service
                       in Plan Years Beginning After 1988:
                       -----------------------------------

                  Less than 2 Years of Service..........................     0%
                  At least 2 Years of Service...........................    15%
                  At least 3 Years of Service...........................    30%
                  At least 4 Years of Service...........................    40%
                  At least 5 Years of Service...........................    50%
                  At least 6 Years of Service...........................    60%
                  At least 7 Years of Service...........................    70%
                  At least 8 Years of Service...........................    80%
                  At least 9 Years of Service...........................    90%
                  At least 10 Years of Service..........................    100%

                 For Participants Who Perform an Hour of Service
                       in Plan Years Beginning After 1988:
                       -----------------------------------

                  Less than 1 Year of Service...........................     0%
                  At least 1 Year of Service............................    20%
                  At least 2 Years of Service...........................    40%
                  At least 3 Years of Service...........................    60%
                  At least 4 Years of Service...........................    80%
                  At least 5 Years of Service...........................    100%

An Inactive Participant whose employment is terminated for reasons other than those specified in subsection (a) and who is not 100% vested shall forfeit immediately upon termination of employment an amount equal to the nonvested portion of his Account attributable to Company contributions. Any such forfeitures shall be charged against the Participant's Share Account only after the balance of his Investment Account has been exhausted. Subject to the provisions of

Section 10.2(b), if an Inactive Participant is reemployed prior to the occurrence of five consecutive Breaks in Service, such forfeited amounts shall be restored to his Accounts.

                (c) The vested portion of an Inactive Participant's Account attributable to Company contributions shall be determined in accordance with the formula P(A+D)-D if such Participant received a distribution from the Plan while employed by the Company at a time when he was less than 100% vested in his Account. For purposes of applying this formula, "A" is the portion of the current value of the Account attributable to Company Contributions, "D" is the amount of the prior distribution, and "P" is the vested percentage of the Participant's Account determined in accordance with subsection (b).

        SECTION 10.2 DISTRIBUTION OF BENEFITS

                (a) If the vested value of the Account of an Inactive Participant whose employment terminated before attaining Normal Retirement Age does not exceed $5,000 ($3,500 for Plan Years prior to October 1, 1997), the Administrative Committee shall direct the Trustee to distribute the vested value to such Participant in a lump sum in whole Shares with fractional Shares paid in cash without the consent of the Participant. Subject to the requirements of
Section 12.5, this distribution shall be made as soon as practical following the termination of the Inactive Participant's employment. If the vested value of the Account of an Inactive Participant whose employment terminated before attaining his Normal Retirement Age exceeds $5,000 ($3,500 for Plan Years prior to October 1, 1997), the individual may elect to have the vested value paid to him or applied to his benefit in accordance with the provisions of Article VIII as soon as practical following his termination of employment or at any time thereafter. The vested value of the Inactive Participant's Account shall be determined as of the Valuation Date immediately preceding or coinciding with his Benefit Starting Date.

                (b) If an Inactive Participant who has received a lump sum distribution pursuant to subsection (a) resumes his employment, he shall be given the opportunity (to be exercised before the earlier of (i) five years after the date of reemployment, or (ii) the close of the first period of five consecutive Breaks in Service commencing after the lump sum distribution) to recontribute the full amount of the distribution. If the individual fails to recontribute the full amount of the lump sum distribution, any previously forfeited amounts which would otherwise be restored to his Account pursuant to the provisions of Section 10.1(b) shall not be restored.

                (c) The vested value of an Inactive Participant's Account that is not distributed pursuant to the provisions of subsection (a) shall be held by the Trustee until the individual's Normal Retirement Age, and shall be paid in accordance with the provisions of Article VIII at that time unless an election is made to defer the commencement of benefits pursuant to Section 8.1(b).

                (d) Notwithstanding any other provision of this Section 10.2, all distributions from this Plan shall conform to the regulations issued under section 401(a)(9) of the Code,
including the incidental death benefit provisions of section 401(a)(9)(G) of the Code. Further, such regulations shall override any Plan provision that is inconsistent with section 401(a)(9) of the Code.

       SECTION 10.3 REINSTATEMENT OF VESTING SERVICE

       Except as otherwise provided herein, an Inactive Participant's nonforfeitable Account balance shall be determined on the basis of all of his Years of Service. If an Inactive Participant again becomes a Participant after five or more consecutive Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for purposes of determining the vested portion of his Account attributable to Company contributions that accrued before such Breaks in Service. The vested portion of such Participant's Account attributable to Company contributions that accrue after a Break in Service shall be determined in accordance with the following provisions:

                (a) If the Inactive Participant had achieved any percentage of vesting in his Account attributable to Company contributions prior to his Break in Service, all of his Years of Service shall be aggregated for purposes of determining his vested benefit pursuant to this Article X.

                (b) If the Inactive Participant had not achieved any percentage of vesting in his Account attributable to Company contributions prior to incurring a Break in Service, and if the number of consecutive years of his Breaks in Service is either less than (i) five years, or (ii) his aggregate Years of Service prior to such Breaks in Service, all of his Years of Service shall be aggregated for purposes of determining his vested benefit pursuant to this Article X.

                (c) If the Inactive Participant had not achieved any percentage of vesting in his Account attributable to Company contributions prior to incurring a Break in Service, and if the number of consecutive years of his Breaks in Service equals or exceeds both (i) five years, and (ii) his aggregate Years of Service prior to such Breaks in Service, all of his Years of Service prior to such Breaks in Service shall be disregarded for purposes of this
Article X. If any Years of Service are not required to be taken into account by reason of a period of Breaks in Service, such years shall not be taken into account in applying this Section to a subsequent period of Breaks in Service.

         In addition, if a Participant is absent from the service of the Company or any Affiliate because of service in the uniformed services of the United States and he returns to service with the Company or an Affiliate having applied to return while his reemployment rights were protected by law, that absence shall be included in his Service.

        SECTION 10.4 VESTING AMENDMENTS

        In the event the Company shall adopt an amendment changing the vesting schedule described in Section l0.l(b), or any other amendment which directly or indirectly affects the computation of a Participant's vested Account, any Participant who has completed at least three Years of Service may elect to have his vested Account determined in accordance with the vesting schedule in effect immediately prior to the effective date of the amendment. Notwithstanding the preceding sentence, no election need be provided for any Participant whose vested Account under the Plan, as amended, at any time cannot be less than such Account determined without regard to such amendment. Such election must be in writing and be filed with the Administrative Committee by the latest of (a) 60 days after the amendment is adopted, (b) 60 days after the amendment becomes effective, or (c) 60 days after written notice of the amendment is issued to the Participant by the Administrative Committee. The Participant must have completed the required three Years of Service by the latest date on which an election may be filed hereunder. Anything in Section 10.1(b) to the contrary notwithstanding, an Inactive Participant's vested Account shall be at least equal to that which he would have been entitled had he terminated employment immediately prior to the date such amendment is adopted or the effective date of such amendment, whichever is later.

                                   ARTICLE XI

                            APPLICATION FOR BENEFITS

        SECTION 11.1 APPLYING FOR BENEFITS

                (a) An Application for Benefits must be filed with the Administrative Committee as provided in this Article XI so that benefits may be paid to a Participant, Inactive Participant, or Beneficiary in the manner selected by or on behalf of such individual.

                (b) No less than 30 days and no more than 90 days prior to an individual's Benefit Starting Date, the Administrative Committee shall provide the individual with an Application for Benefits. At the same time, the individual shall be provided with an explanation and general description of the material features and the relative values of the available methods of distribution under Articles VIII and IX. If benefits are to be paid to an individual who has attained his Normal Retirement Age and the individual fails to file an Application for Benefits, the total amount to which he is entitled shall be paid as soon as practical following his Normal Retirement Date as provided in Article VIII.

       SECTION 11.2 RETIREMENT BENEFITS

       The Application for Benefits required for the payment of retirement benefits under Article VIII must be filed within 90 days prior to the Benefit Starting Date. The election regarding the method of benefit payment on the Application for Benefits may be revised by filing a new Application for Benefits up to the Benefit Starting Date.

       SECTION 11.3 DISABILITY BENEFITS

       The Application for Benefits required for the payment of disability benefits under Article VIII must be filed no later than one year following a Participant's separation from service with the Company. In addition, proof of disability in the form of a written certification by a licensed physician approved by the Administrative Committee, and such other proof required by the Committee, must be filed with the Committee within a reasonable time thereafter.

       SECTION 11.4 DEATH BENEFITS

       The Application for Benefits required for the payment of death benefits under Article IX must be filed by the Beneficiary of a deceased Participant or the legal representative of his estate and must be accompanied by a death certificate.

       SECTION 11.5 TERMINATION BENEFITS

        If the payment of termination benefits under Article X is to be made at an individual's election prior to his Normal Retirement Age, an Application for Benefits must be filed no later than 90 days following the individual's receipt of an Application from the Administrative Committee. If the individual does not then file an Application for Benefits in any case in which his vested benefits exceed $5,000, his failure to file an Application shall be treated as an election to defer the commencement of benefits until his Normal Retirement Date.

        SECTION 11.6 DENIAL OF BENEFITS

                (a) If any person claiming benefits under the Plan is denied benefits by the Administrative Committee, no later than 90 days after the receipt of his claim by the Committee (or within 180 days if special circumstances require an extension of time for processing the claim and if written notice of such extension and circumstances is given to such person within the initial 90-day period), he shall be furnished with written notification from the Committee stating: (i) the specific reason(s) for the denial; (ii) specific references to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect his claim and the reason why such material or information is necessary; and (iv) the procedure for submitting his claim for review.

                (b) After denial of his claim, a claimant shall be entitled to review pertinent documents and to submit to the Administrative Committee in writing any issues or comments he may have regarding his claim for benefits under the Plan. If the claimant cannot settle his dispute with a representative of the Committee, he may request a review of his claim by the full Administrative Committee. Such request must be made by the claimant in writing within 60 days after receipt of notice that his claim has been rejected by the Committee. Within 60 days days after filing such request, the claimant, at the discretion of the Administrative Committee, may be granted a hearing. The Administrative Committee shall advise the claimant in writing of the disposition of his appeal within 60 days (or within 120 days if special circumstances require an extension of time for processing the request, such as an election by the Administrative Committee to hold a hearing, and if written notice of such extension and circumstances is give to such person within the initial 60-day period after the request for a review of the claim is first received by the Committee), and shall give specific reasons for its decision and specific references to the pertinent Plan provisions on which the decision is based.

        SECTION 11.7 MISSING PARTICIPANTS AND BENEFICIARIES

                (a) An individual for whom benefits are being held by the Trustee shall keep the Administrative Committee notified of his current mailing address. The Administrative Committee and the Company shall be discharged from any liability resulting from the failure to pay benefits as they become due if reasonable effort has been made to contact the individual at his last address of record.

                (b) If benefits are to be paid under this Plan to an individual who cannot be located, the individual's Account shall be forfeited and applied as provided in Article IV. if the individual is located after the forfeiture, the vested portion of the Account will be reinstated and distributed in accordance with the terms of the Plan.

        SECTION 11.8 PAYMENTS TO INCOMPETENTS OR MINORS

        If the Administrative Committee receives satisfactory evidence that any person entitled to receive a benefit is, at any time when such benefit becomes payable, either a minor or physically or mentally incompetent to receive such a benefit, and that any other person or institution is then maintaining or has custody of said person, and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Administrative Committee may authorize the payment of the benefit, otherwise payable to such person, to such other person or institution, and the release of such other person or institution shall constitute a valid and complete discharge for the payment of such benefit. Furthermore, if the Administrative Committee receives, on behalf of a Participant, a power of attorney with respect to such Participant valid under state law, the Administrative Committee shall comply with the instructions of the named attorney to the extent that the Committee would comply with such instructions if given by the Participant and such instructions are consistent with the power of attorney.

        SECTION 11.9 ELIGIBLE ROLLOVER DISTRIBUTIONS

                (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 11.9, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b)      Definitions.

                           (i) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                             (ii)   Eligible Retirement Plan: An Eligible
                                    Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover
                                    Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (iii) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                           (iv) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                (c) If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-ii(c) of the Regulations is given, provided that:

                           (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

                                   ARTICLE XII

                             RIGHTS OF PARTICIPANTS

        SECTION 12.1 PARTICIPANT STATUS

                (a) The adoption and maintenance of this Plan shall not be construed as creating any contract of employment between the Company and any Employee. This Plan shall not affect the right of the Company to deal with its Employees in all respects, including their hiring, discharge, compensation, and conditions of employment.

                (b) The sole rights of a Participant, or Inactive Participant, under this Plan shall be to have this Plan administered according to its provisions, to receive whatever benefits he may be entitled to hereunder, and, subject to any spousal death benefit requirements, to name the Beneficiary to receive any death benefits to which such person may be entitled.

                (c) No individual shall be discharged, fired, suspended, expelled, disciplined, or discriminated against for exercising any right under this Plan or for giving information or testimony in any inquiry or proceeding relating to the administration of this Plan.

        SECTION 12.2 LEAVE OF ABSENCE

                (a) An Employee may be granted a Leave of Absence under policies established by the Board of Directors. Any such Leave of Absence must be given in advance and may be cancelled at any time in the discretion of the Company. In granting or canceling any such Leave of Absence, the Company shall treat all individuals in similar circumstances alike.

                (b) For purposes of this Plan, any Employee shall be deemed not to have incurred a Break in Service during the period of his Leave of Absence. Any contributions of the Company on behalf of a Participant who is on a Leave of Absence shall be based on the Compensation paid by the Company to the Participant for the periods during which his Leave of Absence continues. He shall continue to share proportionately in the net earnings and the losses and expenses of the Trust Fund during his Leave of Absence. Notwithstanding any provision of this Plan to the contrary, Company contributions with respect to qualified uniformed service duty will be provided in accordance with section 414(u) of the Code. All such Company contributions are considered "annual additions" as defined in section 415(c)(2) of the Code and shall be limited in accordance with the provisions of Section 7.2 with respect to Plan Years or Years to which such contributions relate rather than the Plan Year in which payment is made.

                           (i) If an Employee expects to commence service with a corporation or other entity which is not an Employer for the purpose of obtaining experience or performing services which the Company considers is beneficial to and in the best interest of the Company and if such Employee has a right to reemployment on the termination of his leave for such purpose by written agreement, the Company may designate such leave as a Leave of Absence.

                If an individual fails to return to employment with the Company immediately following the termination of his Leave of Absence, his employment with the Company shall be considered terminated as of the first day of his Leave of Absence.

                (d) Notwithstanding the foregoing, unpaid time granted to an Employee by the Company as a Leave of Absence under the Family and Medical Leave Act shall be recognized for vesting purposes.

       SECTION 12.3 ASSIGNMENT AND ALIENATION

       The Trust Fund is established for the purpose of providing for the support of the Participants upon their retirement and for the support of their families. Except as provided in a Qualified Domestic Relations Order, no right or interest of any individual in any part of the Trust Fund shall be transferable or assignable or be subject to alienation, anticipation, or encumbrance, and no such right or interest shall be subject to garnishment, attachment, execution, or levy of any kind. A Participant's benefit under the Plan shall be offset or reduced by the amount the Participant is required to pay to the Plan under the circumstances set forth in section 401(a)(13)(C) of the Code.

        SECTION 12.4 QUALIFIED DOMESTIC RELATIONS ORDERS

                (a) The requirements of Section 12.3 shall not apply to a Qualified Domestic Relations Order. A "Qualified Domestic Relations Order" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits of a Participant, or Inactive Participant, hereunder pursuant to a state's domestic relations law relating to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of such individual; provided, however, that such order specifically provide:

                           (i) The name and last known mailing address of the Participant, or Inactive Participant, and of each alternate payee covered by such order;

                           (ii)     The amount or percentage of the
                                    Participant's, or Inactive Participant's, benefits to be paid by the Plan to each alternate payee or the manner in which such amount or percentage is to be determined;

                           (iii) The number of payments or the period to which such order applies; and

                           (iv) The name of each Plan to which such payment applies.

                (b) The Administrative Committee shall establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions made thereunder in a manner consistent with the following requirements:

                           (i) The Administrative Committee shall promptly notify the Participant, or Inactive Participant, and any named alternate payee of the receipt of a domestic relations order and the Plan procedures used for determining whether such order is a Qualified Domestic Relations Order.

                           (ii) The Plan Administrative Committee shall, within a reasonable period following receipt, determine whether such order is qualified and notify the Participant, or Inactive Participant, and each alternate payee of such determination.

                           (iii) During the period beginning when the order is received and ending with the earlier of the date of determination of its qualified status or the expiration of 18 months, the Administrative Committee shall separately account for the amounts which will be payable to the alternate payee if the domestic relations order is determined to be qualified.

                           (iv) If, within 18 months of receipt, the order is determined to be qualified, the Administrative Committee shall pay the amounts described in subparagraph (iii) to the alternate payee pursuant to the terms of the order. If, within 18 months of receipt, the order is determined not to be qualified or the order's status is unresolved, the Administrative Committee shall pay the amounts described in subparagraph (iii) to the person or persons who would be entitled to such amounts if no order had been received.

                           (v) A determination that a domestic relations order is qualified which is made later than 18 months after the receipt of such order shall operate prospectively only.

                (c) Distributions made pursuant to this Section 12.4 shall completely discharge the Plan of its obligations with respect to the Participant, or Inactive Participant, and each alternate payee to the extent of any such distributions.

      SECTION 12.5 DISTRIBUTION OF SHARES

      The Trustee will make distributions from the Trust Fund to Participants and their Beneficiaries as provided in Articles VIII, IX and X as directed by the Administrative Committee. Distributions from a Participant's Account shall normally be made in whole Shares with the value of any fractional Shares paid in cash. Anything herein to the contrary notwithstanding, if the Company's Shares are not readily tradable on an established market on the Benefit Starting Date and the charter or by-laws of the Company restrict the ownership of substantially all stock of the Company to current employees and the Trustee, a Participant or Beneficiary shall not be entitled to receive a distribution of Shares of the Company under any circumstances. To the extent that the distribution of Shares is permitted, the following rules shall apply:

                (a) Before any Participant, Beneficiary or other owner of Shares distributed hereunder sells such Shares to a third party from whom he has received a bona fide offer for the purchase of such Shares, he shall first notify the Administrative Committee in writing of the price and terms of the proposed sale. The Company may purchase, or the Administrative Committee may direct the Trustee to purchase, all or part of such Shares at such price and upon such terms which are not less favorable than those offered by the prospective purchaser, provided. that the Company's right to purchase and the Committee's right to direct the Trustee to purchase such Shares shall lapse unless, no later than 14 days after the Administrative Committee receives notice of the proposed sale, the Committee gives notice to the prospective seller that such right to purchase or to direct the Trustee to purchase is to be exercised. If this right of first refusal is exercised, the purchase of the Shares by the Company or the Trustee shall be consummated within 30 days following the Committee's notice to the seller of intention to exercise the right. To the extent such notice is not given within such 14 days, the proposed sale may be consummated, but the Shares so sold shall continue to be subject to this subsection (a). If such sale to a third party is not consummated within 30 days following the first date on which it may be consummated, such Shares shall continue to be subject to this subsection (a), and neither the proposed sale nor any other sale may be consummated unless and until the owner complies with the provisions of this subsection (a) as if he had not previously done so. This subsection (a) shall not apply to Shares that are publicly traded at the time the Company's right may be exercised. The amount paid for such Shares by the Company or the Trustees shall not be less than the Fair Market Value of the Shares on the date of the transaction.

                (b) Shares distributed to a Participant or Beneficiary hereunder shall be subject to a put option if they are not publicly traded when distributed or if they are subject to a trading limitation when distributed. A Share is subject to a trading limitation if it is subject to a restriction under any Federal or state securities law, any regulation thereunder, or an agreement (not otherwise prohibited by this subsection (b)) affecting the Share which would make the Share not as freely tradable as ones not subject to such restriction. The put option with respect to a Share shall be exercisable only by a Participant, by his donees, or by a person (including an estate or its distributes) to whom the Share passes by reason of the Participant's death. Under the put option, the Participant, Beneficiary or other holder shall have the right to sell his Shares to the Company; provided, that the duty of the Company with respect to the put option may be exercised by any other person designated by the Company (including the Trustee if the purchase of such Shares would otherwise be appropriate). The put option shall be exercisable during the 15-month period that begins on the date the Shares subject to the put option are distributed by the Plan. In the case of Shares that are publicly traded without restriction when distributed, but cease to be so traded within 15 months after distribution, such Shares shall become subject to a put option as described above for the duration of the 15-month period that began on the date the Shares were distributed (or such longer period designated by the Company). The Administrative Committee shall notify each person holding such Shares in writing on or before the tenth day after the date the Shares becomes subject to a trading limitation that the Shares are subject to such a put option. If such notice is not given by such tenth day, the number of days between such tenth day and the date notice is actually given shall be added to the period of the put option (to the extent such option does not already extend beyond the 15-month period described above). The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or state law. To exercise the put option, the holder shall notify the Administrative Committee in writing that the put option is being exercised and the transaction shall be consummated within 30 days next succeeding such notice of exercise. The price at which a put option shall be exercisable shall be the Fair Market Value of the Shares as of the Valuation Date immediately preceding exercise of the put option; provided, however, if a put option is exercised by an individual who is a disqualified person within the meaning of section 4975(e)(2) of the Code, the price at which the put option shall be exercisable is the Fair Market Value as of the date of the transaction. The provisions for payment under the put option shall be determined by the Administrative Committee, shall be reasonable and may include deferral of payment if adequate security and a reasonable interest rate are provided and if the cumulative payments at any time are no less than the aggregate of reasonable periodic payments as of such time. Payments will generally be made in substantially equal annual installments, beginning within 30 days after the date the put option is exercised, and extend over a period of not more than 5 years after the date the put option is exercised. The put option described in this Subsection (b) shall continue to apply to Shares distributed by the Plan even if the Exempt Loan is repaid or the Plan ceases to be an employee stock ownership plan.

                (c) The certificate evidencing ownership of any Shares distributed from the Trust Fund shall bear a legend stating, as applicable, that transferability of the Shares is restricted and that the Shares are subject to a right of first refusal.

        SECTION 12.6 VOTING OF SHARES

                (a) If the Company's Shares are registered under section 12 of the Securities Exchange Act of 1934 (or would otherwise be required to be registered except for the exemption provided in subsection (g)(2)(H) of section 12 thereof) or were acquired in connection with an

Exempt Loan, each Plan Participant (or Beneficiary of a deceased Participant) shall have the right to direct the Trustee in writing as to the manner in which the Shares held by the Trustee which have been allocated to his Share Account under the Plan shall be voted at each meeting of the shareholders of the Company and the Trustee shall vote such Shares in accordance with such directions. The Administrative Committee shall notify each Plan Participant (or Beneficiary) and distribute to him such information as the Company distributes to its shareholders pertaining to the exercise of such voting rights within a reasonable time before the time of exercise of such rights. To the extent the Trustee does not receive instructions with respect to voting such Shares, the Trustee shall not vote such Shares. Shares held by the Trustee which have not been allocated to the Accounts of Plan Participants shall be voted by the Trustee.

                (b) If the Company's Shares are not registered under section 12 of the Securities Exchange Act of 1934 (and are not exempt from registration as provided in subsection (g)(2)(H) of section 12 thereof) and were not acquired in connection with an Exempt Loan, the Trustee shall vote all Shares held by it, including Shares allocated to Participant Accounts, at each meeting of the shareholders of the Company. The foregoing provisions of this Section 12.6(b) notwithstanding, with respect to any Company matter which requires shareholder approval in connection with a corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of the Company, or such similar transactions as may be prescribed by Regulations, the Administrative Committee shall establish a procedure whereby each Participant (or Beneficiary of a deceased Participant) in the Plan shall direct the voting of the number of Shares (including fractional Shares, where possible, through aggregation of similarly voted fractions) equal to the number of Shares then allocated to any Share Account under the Plan. In such event, the Trustee shall not vote such Shares, but they shall, instead, be voted at the direction of Participants (or Beneficiaries) in accordance with the procedure established by the Administrative Committee. In the event a Participant (or Beneficiary) does not give the Trustee timely instructions with respect to the voting of any Shares allocated to his Share Account, the Trustee shall not vote such Shares.

                (c) Each Plan Participant (or Beneficiary of a deceased Participant) shall have the right to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to the number of Shares allocated to his Account under the Plan and the Trustee shall respond in accordance with such direction. The Company shall promptly distribute to each Plan Participant (or Beneficiary) such information as is distributed to shareholders of the Company in connection with such tender or exchange offer. Shares which have not been allocated to the accounts of any Plan Participant as well as any allocated Shares with respect to which the Trustee has not received timely instructions shall or shall not be tendered or exchanged by the Trustee in its discretion.

                (d) The instructions received by the Trustee pursuant to subsections (a), (b), and (c) above shall be held by the Trustee in confidence and shall not be divulged or released to any person, including non-Trustee officers or other employees of the Company. The Company shall provide the Trustee with such information and assistance as the Trustee shall reasonably request to enable it to implement the provisions of this
Section 12.6.

                (e) The Trustee shall not incur any liability or other damage on account of any action taken by it in accordance with the written directions of Plan Participants (and Beneficiaries) and the provisions of this Section 12.6, each such Plan Participant (and Beneficiary) being deemed to be a named fiduciary under the Plan for the limited purpose of directing the Trustee with respect to the voting, tender, or exchange of the number of Shares allocated to his Account under the Plan.

                                  ARTICLE XIII

                           ADMINISTRATION OF THE PLAN

      SECTION 13.1 ADMINISTRATIVE COMMITTEE

      The Administrative Committee shall supervise and administer the operation of this Plan and shall have all powers necessary to accomplish that purpose, including the power to make rules and regulations pertaining to the administration of this Plan. The members of the Administrative Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Any member of the Administrative Committee may resign by delivering written notice to the Board of Directors. Until such time as the Board of Directors shall have appointed the members of the Administrative Committee, or in the event that all Committee members have resigned, the Company shall serve as the Committee.

       SECTION 13.2 ORGANIZATION AND PROCEDURES

                (a) The Administrative Committee shall elect from its members a chairperson and may appoint a secretary who need not be a member of the Committee. The Committee shall hold meetings at such times and places and upon such notice as it shall from time to time determine. The Committee may make and from time to time revise the rules and regulations covering the conduct of its proceedings, it may designate one of its members to sign on behalf of the Committee, and shall at all times maintain complete records of its proceedings which records shall at all reasonable times be open to inspection by all members of the Committee.

                (b) The Administrative Committee may delegate all or part of its duties which do not involve the management of Plan assets to others. The Administrative Committee shall not be liable for any acts or omissions of the persons to whom such duties have been delegated, provided that the Committee acted prudently and in the interests of the Participants and Beneficiaries in selecting and retaining such persons.

                (c) A majority of the Administrative Committee shall constitute a quorum for the transaction of business. No member, however, shall take part in any action relating solely to himself or his rights or benefits under the Plan.

      SECTION 13.3 DUTIES AND POWERS

      The Administrative Committee shall have complete control of administering the Plan, with all powers necessary to enable it to carry out its duties in that respect. In exercising its discretion, the Committee shall do so in a uniform and nondiscriminatory manner, treating all persons in similar circumstances alike. Not in limitation, but in amplification of the foregoing:

                (a) The Committee shall have complete authority to determine any question regarding an Employee's participation and benefits, to interpret and construe in its sole discretion the provisions of the Plan, and to make decisions in all disputes involving the rights of any person interested in the Plan.

                (b) The Committee shall file such reports and Plan descriptions with the Department of Labor and the Department of the Treasury as may be required by law.

                (c) The Committee shall notify the Internal Revenue Service and/or Department of Labor of the termination of this Plan, any change in the name of the Plan or the name and address of the Committee, and any merger or division of this Plan.

                (d) The Committee shall provide each Participant, Inactive Participant and current Beneficiary with a summary of the latest annual report of the Plan and summary Plan descriptions in the form and within the time limits as may be required by law.

                (e) The Committee shall furnish statements of vested benefits to each Participant, Inactive Participant or current Beneficiary in the form and within the time limits as may be required by law.

                (f) The Committee shall make available to each Participant, Inactive Participant and Beneficiary during business hours at its principal office copies of this Plan and the Trust Agreement, the summary Plan description, the latest annual report, and any other documents pertaining to the establishment and operation of this Plan. Upon request, such individual shall be furnished copies of any such documents, provided that he shall be required to pay any reasonable expense incurred in duplicating such documents.

        SECTION 13.4 CONSULTATION BY THE COMMITTEE

        In carrying out its responsibilities under the Plan, the Administrative Committee may employ counsel and agents, and obtain such clerical, accounting, and other assistance as it may deem advisable. All administrative expenses of the Plan, as well as expenses incurred by the Administrative Committee in the performance of its duties hereunder, shall be paid from the Trust Fund unless otherwise paid by the Company. Until otherwise paid, the Trustee shall at all times be liable for the payment of all administrative expenses, and the election of the Company to pay any such expense shall not be construed as creating any such liability on the part of the Company.

        SECTION 13.5 FINALITY OF ACTION

        To the extent permitted by law, all acts and determinations of the Administrative Committee shall be binding and conclusive upon Participants, Inactive Participants, Beneficiaries,

Employees, and the Trustee. The Company may deem its records conclusively to be correct as to the matters reflected therein with respect to information furnished by an Employee.

        SECTION 13.6 INDEMNIFICATION

        The Company agrees to indemnify and defend to the fullest extent permitted by law all persons who are, were, or may be employees of the Company against any liabilities, damages, costs and expenses (including attorney's fees and amounts paid in settlement of any claim approved by the Company) occasioned by their occupying or having occupied an administrative position in connection with the Plan except when due to their willful misconduct or gross negligence.

        SECTION 13.7 COMPENSATION AND EXPENSES OF EMPLOYEES

        No employee shall be compensated for his services performed in connection with the administration of the Plan. However, all reasonable expenses of employees incurred in connection with the administration of the Plan shall be paid from the Trust Fund unless otherwise paid by the Company. Until otherwise paid, the Trustee shall at all times be liable for the payment of all administrative expenses, and the election of the Company to pay any such expense shall not be construed as creating any such liability on the part of the Company.

                                   ARTICLE XIV

                                 THE TRUST FUND

        SECTION 14.1 THE TRUSTEE

      The Company, by action of its Board of Directors, shall select a Trustee to hold, invest and distribute any assets of the Plan which are held in the Trust Fund in accordance with the terms of the Trust Agreement which shall be executed on behalf of the Company and by the Trustee under such terms and conditions, not in contravention of the provisions of this Plan, as the Company may elect. The fiduciary responsibilities of the Trustee shall be as set forth in the Trust Agreement entered into by and between the Company and the Trustee. The Company from time to time may change the Trustee and the Trust Agreement.

        SECTION 14.2 THE TRUST FUND

      The Trust Fund shall be used only to pay benefits as provided in the Plan and such other payments as directed by the Administrative Committee. All reasonable and necessary expenses incurred in the administration of the Plan and Trust Fund shall be paid from the Trust Fund to the extent that such costs and expenses are not paid by the Company.

       SECTION 14.3 PURCHASES OF SHARES AND LOANS TO THE TRUST FUND

                (a) Trust assets will be invested by the Trustee primarily in Shares of the Company in accordance with directions from the Administrative Committee. Company contributions (and other Trust Fund assets) may be used to acquire Shares of the Company from any Company shareholder or from the Company. The Trustee may also invest Trust Fund assets in such other prudent investments as the Administrative Committee deems to be desirable for the Trust Fund as provided in the Trust Agreement. All purchases of Company Shares by the Trustee shall be made only as directed by the Administrative Committee and only at prices which do not exceed the Fair Market Value of Company Shares.

                (b) The Administrative Committee may direct the Trustee to incur an Exempt Loan from time to time to finance the acquisition of Company Shares or to repay a prior Exempt Loan. An installment obligation incurred in connection with the purchase of Company Shares shall be treated as an Exempt Loan. An Exempt Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Exempt Loan may be secured by a pledge of the Shares so acquired (or acquired with the proceeds of a prior Exempt Loan which is being refinanced). No other Trust Fund assets may be pledged as collateral for an Exempt Loan, and no lender shall have recourse against Trust Fund assets other than any Shares remaining subject to pledge. If the lender is a disqualified person as defined in section 4975(e)(2) of the Code, the Exempt Loan must provide for a transfer of Trust Fund assets on default only upon and to the extent of the failure to meet the payment schedule of the Exempt Loan. Any pledge of Shares must provide for the release of the Shares so pledged as payments on the Exempt Loan are made by the Trustee and such Shares are allocated to Participants' Share Accounts under Article V. Payments of principal and/or interest on any Exempt Loan shall be made by the Trustee (as directed by the Administrative Committee) only from Company contributions paid in cash to enable the Trustee to repay such Exempt Loan, from earnings attributable to such Company contributions and from any cash dividends received by the Trustee on such Shares. Except as provided in Section 12.5 herein, no Shares acquired with an Exempt Loan shall be subject to a put, call, other option, buy-sell or similar arrangement while held by and distributed from the Plan whether or not the Plan remains an employee stock ownership plan. The preceding protections shall be nonterminable and shall continue even if the Exempt Loan is repaid or the Plan ceases to be an employee stock ownership plan.

                (c) Any Shares acquired by the Trustee with the proceeds of an Exempt Loan shall initially be credited to a Suspense Account and will be allocated to the Share Accounts of Participants only as payments on the Exempt Loan are made by the Trustee. The number of Shares to be released from the Suspense Account for allocation to Participants' Share Accounts for each Plan Year shall be determined by the Administrative Committee (as of each allocation date) as follows:

                        (i) The number of Shares held in the Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid on the Exempt Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on the Exempt Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the current allocation date.

                        (ii) The Administrative Committee may elect (at the time an Exempt Loan is incurred) or the provisions of the Exempt Loan may provide for the release of Shares from the Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total outstanding principal amount of the Exempt Loan. This method may be used only to the extent that:
                                (A) the Exempt Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years;
                                (B) interest included in any payment on the Exempt Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (C) the entire duration of the Exempt Loan does not exceed ten years, even in the event of a renewal, extension, or refinancing.

        SECTION 14.4 REVERSION OF ASSETS

                (a) Except as provided by the terms of this Section 14.4, no assets of the Trust Fund shall ever revert to, or be used or enjoyed by, the Company or any successor of the Company, nor shall any such funds or assets ever be used other than for the benefit of Participants, Inactive Participants or Beneficiaries.

                (b) In the event the Administrative Committee determines that the Company has contributed any amount under Article IV to the Trustee by mistake of fact, the Administrative Committee shall direct the Trustee in writing to return to the Company, within one year after the payment of the contribution, the lesser of the amount actually contributed by such mistake of fact or its then current value.

                (c) All contributions hereunder are made on the condition that this Plan and the Trust Agreement initially qualify under sections 401(a), 4975(e)(7) and 501(a) of the Code. If, pursuant to the Company's request for a determination letter prior to the end of the remedial amendment period, the Internal Revenue Service shall determine that this Plan and the Trust Agreement do not initially qualify, the Administrative Committee shall direct the Trustee to return to the Company the then current value of any contributions made by the Company. Such contributions shall be returned within one year following the denial of initial qualification.

                (d) All contributions hereunder are also made on the condition that they are deductible under section 404 of the Code. If the Internal Revenue Service shall determine that any portion of the Company's contribution under
Article IV for a Plan Year is not deductible, to the extent that the deduction is disallowed, the Administrative Committee shall direct the Trustee to return the lesser of such amount or its then current value to the Company within one year following the disallowance of the deduction.

                (e) Upon termination of the Plan after satisfaction of all fixed and contingent liabilities or obligations to persons entitled to benefits upon termination of the Plan, any fund or property remaining in the Trust Fund shall revert to the Company, provided such reversion does not contravene any provision of law.

                                   ARTICLE XV

                                PLAN FIDUCIARIES

        SECTION 15.1 NAMED FIDUCIARIES

        "Named Fiduciaries" with respect to the Plan and Trust Agreement shall be the Company, the Administrative Committee, the Trustee, and the Board of Directors. The Fiduciaries of this Plan and Trust Agreement shall have only those powers, duties, responsibilities and obligations as are specifically provided for by the Plan and Trust Agreement.

        SECTION 15.2 BONDING REQUIREMENTS

      Each of the Plan Fiduciaries shall be bonded to the extent required by ERISA. Such bond shall provide protection to the Plan and Trust Fund against loss by reason of direct or indirect acts of fraud or dishonesty on the part of the Plan Fiduciaries. Unless paid by the Employer, any expense incurred in maintaining such bond shall be paid from the Trust Fund.

      SECTION 15.3 PROHIBITED TRANSACTIONS

      Except as otherwise permitted by applicable law, no Fiduciary shall engage, or cause the Plan to engage, in any transaction in which the Trust Fund directly or indirectly sells, exchanges, or leases any part of the Trust Fund to; lends money or otherwise extends credit to; furnishes goods, services or facilities to; transfers any assets of the Trust Fund to; or permits any such assets to be used by or for the benefit of a party in interest as defined by section 3(14) of ERISA. In addition, except as otherwise provided by this Plan and applicable law, no Fiduciary shall deal with any assets of the Trust Fund for his own interest or account; act in his individual capacity in any transaction involving the Trust Fund on behalf of a party whose interests are adverse to the interests of the Trust Fund and of the Participants; nor receive any consideration for his own account from any party dealing with the Trust Fund in connection with a transaction involving the assets of the Trust Fund. Anything to the contrary notwithstanding, whenever a bank or trust company is a Trustee hereunder, the foregoing prohibitions shall not apply to the investment of assets of part of the Trust Fund in one or more deposits in the savings department of said bank or trust company, provided said deposits bear a reasonable interest rate, or to the holding of uninvested cash in its commercial department.

        SECTION 15.4 FIDUCIARY RESPONSIBILITIES

                (a) The Trustee shall hold the assets of the Trust Fund in trust and shall be responsible for all functions specifically assigned to it by the Plan and Trust Agreement.

                (b) The Company shall be responsible for all functions assigned or reserved to it under the Plan and Trust Agreement. Any authority so assigned or reserved to the Company shall be exercised by resolution of its Board of Directors, and shall become effective with respect to the Trustee, upon written notice to the Trustee signed by a majority of the Administrative Committee advising the Trustee of such exercise. By way of illustration, and not by limitation, the Company shall have authority and responsibility for (i) the design of the Plan; (ii) the qualification under applicable law of the Plan and Trust Agreement and any amendments thereto; (iii) the funding of the Plan; (iv) the designation of Named Fiduciaries; (v) the appointment, removal and replacement of the Trustee; and
(vi) the exercise of all fiduciary functions provided in the Plan and Trust Agreement or necessary to the operation of the Plan, except such functions as are assigned to other Named Fiduciaries.

                (c) The Administrative Committee shall have responsibility and authority to control the operation and administration of the Plan and as further set forth in Article XIII.

                (d) The Board of Directors shall be responsible for all functions assigned to it under the Plan and Trust Agreement, including the appointment of the Administrative Committee.

                (e) This Section 15.4 is intended to allocate to each Named Fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibilities shall be shared by two or more of such Named Fiduciaries unless such sharing is provided by a specific provision of the Plan and Trust Agreement. Whenever one Named Fiduciary is required to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law. A Named Fiduciary may employ one or more persons to render advice concerning responsibility such Named Fiduciary has been allocated under the Plan and Trust Agreement. The compensation of any person so employed shall be pc?id from the Trust Fund unless, at the election of the Company, such compensation is otherwise paid by the Company.

        SECTION 15.5 INVESTMENT MANAGERS

        The Board of Directors may appoint a qualified Investment Manager to manage any portion or all of the assets of the Trust Fund. For the purpose of this Plan and Trust Agreement, a qualified "Investment Manager" means an individual, firm or corporation that has been so appointed to serve as Investment Manager hereunder and that is and has acknowledged in writing that it is (a) a Fiduciary with respect to the Plan, (b) bonded as required by ERISA, and (c) is either (i) registered as an investment adviser under the Investment Advisers Act of 1940 or (ii) a bank as defined in the Investment Advisers Act of 1940. Any such appointment shall be by a vote of the Board of Directors naming the Investment Manager so appointed and designating the portion of the Trust Fund to be managed and controlled by such Investment Manager. Said vote shall be evidenced by a certificate in writing signed by the secretary of the Board of Directors and shall become effective on the date specified in such certificate, but not before delivery to the Trustee of a copy of such certificate together with a written acknowledgment by such Investment Manager of the facts specified in this Section
15.5. Any Investment Manager so appointed shall have sole responsibility for the investment of the portion of the Trust Fund to be managed and controlled by such Investment Manager.

                                   ARTICLE XVI

                        AMENDMENT, TERMINATION AND MERGER

        SECTION 16.1 PLAN AMENDMENT

                (a) The Company shall have the right to amend this Plan at any time and from time to time by vote of its Board of Directors. Any such amendment may be made retroactively effective to the extent permitted by applicable law.

                (b) Except to the extent required to qualify this Plan and the Trust Agreement under sections 401(a), 4975(e)(7) and 501(a) of the Code, or as a condition of continued qualification thereunder, no amendment shall be made which would have any of the following effects:

                           (i) Deprive any Participant, Inactive Participant or Beneficiary of the right to receive any benefits or options attributable to service before the amendment to which such individual may be entitled.

                           (ii) Except as provided in Article XIV, permit any part of the Trust Fund to revert to the Company or permit any part of the Trust Fund, other than such part as may be required to pay taxes or administration expenses, to be used for or diverted for any purpose other than the exclusive benefit of Employees or their Beneficiaries.

        SECTION 16.2 PLAN TERMINATION

                (a) Although the Company expects to continue the Plan and the contributions to the Trust Fund indefinitely, the Company may, by action of its Board of Directors, terminate the Plan and all further contributions to the Trust Fund for any reason and at any time. The liability of the Company shall automatically terminate upon its being legally dissolved, upon the filing of a petition in bankruptcy (either voluntarily or involuntarily) or upon its making any general assignment for the benefit of creditors.

                (b) Upon the termination of the Plan, the complete discontinuance of contributions to the Trust Fund, or the termination of the liability of the Company to contribute to the Trust Fund, the Administrative Committee shall so notify the Trustee of such event in writing. The Trust Fund shall continue until all funds are distributed in accordance with the terms of this Plan. All provisions of the Plan and Trust Agreement shall remain in force, other than the provisions relating to Company contributions, until all funds are distributed from the

Trust Fund.Each affected Participant shall be vested with all rights to any funds in his Account as of the date of such termination or discontinuance.

                (c) In the event of the partial termination of the Plan, the rights of each Participant affected by such partial termination to the amounts credited to his Account as of the date of such partial termination shall be nonforfeitable. Such amounts shall be distributed in accordance with the provisions of this Plan.

                (d) Any unallocated funds held in the Trust Fund as provided in
Article VII at the time of the termination of the Plan or discontinuance of contributions shall be allocated among the Participants for whom an Account is being held in the manner set forth in Article V to the extent such allocation does not exceed the limits of Article VII.

                (e) Anything herein to the contrary notwithstanding, the Trustee and the Administrative Committee may, at any time after the Plan has been terminated, terminate the Trust Fund. Upon termination of the Trust Fund, the amount credited to the Account of each Participant, Inactive Participant, and Beneficiary shall be distributed to the individual absolutely and free of trust in accordance with the applicable provisions of Article VIII or IX. Any such termination shall not deprive any Participant, Inactive Participant or Beneficiary of the rights provided in Section 12.7 after such termination.

                (f) The Trustee's fees and expenses of administering the Trust Fund and other expenses incident to the termination and distribution of the Trust Fund incurred after the termination of this Plan and the Trust Agreement shall be paid from the Trust Fund unless otherwise paid by the Company. Until otherwise paid, the Trustee shall at all times remain solely liable for the payment of all fees and expenses incident to the termination.

                (g) If any individual who is entitled to benefits cannot be located, the Account of the individual shall be removed from the Trust Fund and applied in accordance with the escheat provisions under the applicable laws of the Commonwealth of Massachusetts.

        SECTION 16.3 PLAN MERGER

      Unless otherwise permitted by law or regulations, this Plan shall not be merged into, or consolidated with, nor shall any assets or liabilities be transferred to, any pension or retirement plan under circumstances resulting in a transfer of assets or liabilities from this Plan to any other plan unless immediately after any such merger, consolidation or transfer each Participant would (if the Plan then terminated) receive a benefit after the merger, consolidation or transfer which would be equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

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                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

        SECTION 17.1 INTERPRETATION

                (a) The Administrative Committee shall have complete authority to determine any question regarding an Employee's participation and benefits, to interpret and construe in its sole discretion the provisions of the Plan, and to make decisions in all disputes involving the rights of any person interested in the Plan. To the extent permitted by law, all acts and determinations of the Administrative Committee shall be binding and conclusive upon Participants, Inactive Participants, Beneficiaries and Employees.

                (b) If any provision of this Plan or the Trust Agreement may be susceptible to more than one interpretation, then that one shall always be given to such provision which will be consistent with this Plan and the Trust Agreement being an employees' stock ownership plan and trust agreement within the meaning of sections 401(a), 4975(e)(7) and 501 of the Code, as amended, or as replaced by any sections of like intent and purpose.

                (c) In case any provisions of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

                (d) Unless the context otherwise requires, words denoting the singular number may, and where necessary shall, be construed as denoting the plural number, and pronouns in the masculine gender include the feminine gender and pronouns in the neuter gender include the masculine and feminine gender.

        SECTION 17.2 LIABILITY FOR EMPLOYEE REPRESENTATIONS

      The Company, the Administrative Committee, and the Trustee shall be discharged from any liability in acting upon any representations by any individual of any fact affecting his status under this Plan or upon any notice, request, consent, letter, telegram, or other document believed by them, or any of them, to be genuine, and to have been signed or sent by the proper person.

        SECTION 17.3 DESCRIPTIVE HEADINGS

      The headings of the Plan are inserted for convenience of reference only and shall have no effect upon the meaning of the provisions hereof.

        SECTION 17.4 CONSTRUCTION

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

        The Plan shall be construed, regulated and administered under the laws of the Commonwealth of Massachusetts, except that if any such laws are superseded by any applicable Federal law or statute, such Federal law or statute shall apply.

        SECTION 17.5 MULTIPLE ORIGINALS

        This Plan is executed in several counterparts, each of which shall be deemed an original and shall constitute but one and the same instrument and this Plan may be evidenced by any one counterpart.

       SECTION 17.6 REVISION OF THE PLAN AND APPICABILITY OF PLAN
                    PROVISIONS

       The provisions of the Plan in effect prior to this October 1, 2002 restatement (the "Prior Plan") and certain other provisions of the Plan which may not otherwise have been so indicated herein have the following effective dates to conform the Plan to the requirements of GATT, USERRA, SBJPA, and TRA `97:

        1. The order in which Excess Amounts should be attributed to and treated in accordance with the provisions of other plans maintained by the Company under Section 7.3(b) [Section 7.5(b) of the Prior Plan] shall be effective as of October 1, 1996.

        2. Section 8.1, "Commencement of Benefits", was revised effective October 1, 1996 to provide that any additional benefits to which a retired or Disabled Participant should be entitled must be paid to him as soon as practicable following the end of the Plan Year in which such distribution was made.

        3. The first sentence of Section 9.3(c) under "Form of Death Benefit Payments" was revised effective October 1, 1996 to provide that payments to Beneficiaries should be available for distribution as soon as practicable following the death of the Participant rather than following the last day of the Plan Year in which the Participant's death occurs.

        4. Sections 9.3(c), 10.2(a) and 11.5 to increase the lump sum cash-out threshold from $3,500 to $5,000 are effective October 1, 1997.

        5. Article II was changed to reflect a new definition of "Compensation" which shall become effective as of October 1, 1998.


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

        6. Article II was changed to reflect that the "Normal Retirement Age" be age 59 1/2 and that the "Normal Retirement Date" be the Participant's 59 1/2 birthday which shall become effective as of October 1, 1999.

        7. Section 3.1, "Employees Eligible to Participate", was revised to include employees of Datasonics, Inc. which shall become effective as of October 1, 1999.

        8. The definition of "Years of Service" under Article II was revised to include past service with Datasonics, Inc. This shall become effective as of October 1, 1999.

        9. The family aggregation provision included in the definition of "Compensation" under Article II of the Prior Plan was eliminated for Plan Years beginning on and after October 1, 1997.

        10. The revision of the definition of "Leased Employee" as set forth under Article II shall become effective as of January 1, 1997.

        11. The provisions addressing periods of service in the uniformed services as set forth in Section 12.2, "Leave of Absence" and in
                Section 10.3(c), "Reinstatement of Vesting Service" are effective December 12, 1994.

        12. Revisions to the age 70 1/2 provisions as set forth under the "Required Distribution Date" definition in Article II and
                Section 10.2(d) are effective January 1, 1997.

        13. Section 18.3(a)(ii) under "Adjusted Benefit Limitations" is eliminated effective for Limitation Years beginning on and after October 1, 2000.

        14. Section 7.3, "Combined Benefit Limitations" and Section 7.4, "Adjusted Dollar Limits" of the Prior Plan are eliminated from the Plan effective as of October 1, 2000.

        15. Section 12.3, "Assignment and Alienation" is revised to permit the offset of a Participant's benefit in the event of a judgment or settlement regarding fiduciary breach which shall be effective as of August 5, 1997.





                                  ARTICLE XVIII

                              TOP-HEAVY PROVISIONS

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

        SECTION 18.1 TOP-HEAVY DEFINITIONS

For purposes of this Article XVIII, the following terms shall have the meaning set forth below:

                (a) "Top-Heavy Plan" means this Plan for any Plan Year beginning after 1983 in which, as of the Determination Date:

                           (i) it is not included in an Aggregation Group and the aggregate value of all accounts for eligible Key Employees exceeds 60% of such amounts for all eligible Employees and their beneficiaries; or

                           (ii) it is required to be included in a Top-Heavy Group.

Except as otherwise provided in this subsection, for Plan Years beginning on or after January 1, 2002, the preceding sentence shall be applied by taking into account distributions made to any employee or beneficiary during the one-year period ending on the Determination Date and any amount distributed under a terminated plan which would have been required to be included in the Aggregation Group, but shall disregard any deductible voluntary contributions; any account balance of a former Key Employee (or his beneficiary) for all Plan Years beginning with the Plan Year he is no longer described as a Key Employee; for Plan Years beginning prior to January 1, 2002 and after December 31, 1984, any account balance of any individual who has not performed service for the Affiliated Group at any time during the five-year period ending on the Determination Date; any employer contributions rolled over or transferred to a plan after December 31, 1983, provided such contributions were originally made to a qualified retirement plan maintained by an employer other than a member of the Affiliated Group, and were rolled over or transferred into the Trust Fund at the discretion of the individual; and benefits paid on account of death, to the extent such benefits exceed the present value of the individual's accrued benefits existing immediately prior to death.

                (b) "Top-Heavy Group" means the Aggregation Group which, if viewed as a single plan, would be a Top-Heavy Plan. In determining whether the Aggregation Group is Top-Heavy, the accrued benefits or the account balances of all plans shall be valued as of the Determination Dates for such plans that fall within the same calendar year. The accrued benefit of any Non-Key Employee shall be determined for years beginning after 1986 under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Aggregation Group or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rate of section 411(b)(1)(C) of the Code.

                (c) "Determination Date" means, for this Plan and any other plan included in the Aggregation Group, the last day of such plan's preceding plan year, or in the case of the first plan year of the plan, the last day of such plan year.

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

                (d)        "Aggregation Group" means:

                           (i) Each qualified defined benefit retirement plan and defined contribution retirement plan of the Affiliated Group in which a Key Employee is or was a participant within the one-year period preceding the Determination Date;

                           (ii) Each other qualified defined benefit retirement plan and defined contribution retirement plan of the Affiliated Group which enables any plan described in subsection (d)(i) to meet the tax qualification rules of section 410 of the Code;

                           (iii)    All other qualified defined benefit
                                    retirement plans or defined contribution retirement plans of the Affiliated Group elected by the Administrative Committee which do not cause the Aggregation Group to violate the tax qualification rules of the Code; and

                           (iv) As used in this subsection (d), a qualified retirement plan shall include frozen plans and those terminated plans which were maintained within the one-year period ending on the Determination Date.

                (e) "Key Employee" means any employee who, at any time during the plan year containing the Determination Date, is:

                           (i) An officer of any member of the Affiliated Group whose Earnings exceed $130,000 as adjusted for cost of living increases in accordance with Code section 415(d);

                           (ii) An owner of more than a 5% interest in the Company; or

                           (iii) An owner of more than a 1% interest in the Company whose Compensation exceeds $150,000 (as adjusted for cost-of-living increases) for the plan year.

For purposes of this subsection (e), the term employee includes a terminated, retired, disabled, deceased, leased, or part-time employee. A beneficiary of an individual described in this subsection (e) will be considered to be a Key Employee. For purposes of subparagraph (i) of subsection (e), if there are more than three officers of the Affiliated Group, no more than 10% of all employees of the Affiliated Group, based on the highest number of employees within the one-year period preceding the Determination Date, to a maximum of 50, shall be treated as officers. In addition, for purposes of subparagraph (i) of subsection
(e), individuals performing executive functions for sole proprietorships, partnerships, associations and trusts which are members of the

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

Affiliated Group shall be treated as officers. For purposes of subparagraph (ii) of this subsection (e), if two employees or self-employed individuals have the same ownership interest in the Affiliated Group, the employee or self-employed individual having the larger annual compensation for the year during any part of which that ownership interest existed shall be treated as having a larger ownership interest. In determining ownership, the constructive ownership provisions of section 318 of the Code shall be applied by utilizing a 5% test in lieu of the 50% test set forth in subsection (a)(2)(C) thereof. The aggregation rules of section 414(b), (c), (m) or (o) of the Code shall not apply for purposes of determining ownership.

                (f) "Non-Key Employee" means any employee who is not a Key Employee.

                (g) "Earnings" shall be defined as amounts paid or accrued by any member of the Affiliated Group for a Limitation Year, including salary and wages, overtime pay, bonuses, commissions, and taxable fringe benefits; but shall not include amounts contributed by the Company (including elected amounts deferred under an arrangement described in section 401(k) of the Code) under the Plan or any other plan of the Affiliated Group or any nonqualified fringe benefits which are nontaxable to employees. Except for purposes of determining status as a Key Employee under Section 18.1(e), an employee's Earnings shall be deemed not to exceed $200,000, as provided under EGTRRA `01, subject to any adjustments to reflect increases in the cost of living determined by the Secretary of Treasury effective for Plan Years beginning on or after January 1, 2002. For Plan Years beginning prior to 2002 and after 1993, $150,000 shall be substituted for $200,00 in the preceding sentence.

                  (h) "Average Earnings" means the average of a Participant's Earnings for his five consecutive years of service which produce the highest average. In determining Average Earnings, any year in the five consecutive year period in which a Year of Service was not earned shall not be counted. If a Participant has worked less than five Years of Service, the average of his Earnings for his total Years of Service shall be used. All Years of Service shall be taken into account for purposes of determining a Participant's Average Earnings.

                  (i) "Defined Benefit Minimum" means an annual retirement benefit (expressed as a single life annuity beginning at normal retirement age with no ancillary benefits) derived from contributions from the Affiliated Group equal to 2% of such Non-Key Employee's Average Earnings multiplied by the number of his Years of Service (not to exceed 10). There shall be taken into account only those Years of Service during which the defined benefit retirement plan or plans in which such Non-Key Employee Participants are included in a Top-Heavy Group.

                  (j) "Year of Service" means the period of service used to determine the vested percentage of a Participant's benefits under a defined benefit or defined contribution retirement plan of any member of the Affiliated Group.

        SECTION 18.2 TOP-HEAVY BENEFITS

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

                (a) Subject to the provisions of subsection (b), each Non-Key Employee who is a Participant in this Plan and who has not separated from service at the end of the Plan Year shall, for any Plan Year in which this Plan is a Top-Heavy Plan, have allocated to his Account Company contributions in an amount equal to at least 3% of his Earnings for such Plan Year or, if smaller, the percentage of Earnings required to be allocated to the Key Employee receiving the highest such percentage for the Plan Year, including amounts allocated to a Key Employee pursuant to his election under 402(g) of the Code, under this and all other defined contribution retirement plans required to be included in an Aggregation Group. This smaller percentage amount shall not be utilized if this Plan and a defined benefit retirement plan are required to be included in an Aggregation Group and if this Plan enables such other plan to meet the qualification requirements of the Code. Effective for Plan Years beginning on or after January 1, 1989, Company contributions attributable to any amounts deferred under an arrangement described under section 401(k) of the Code shall not be taken into account for purposes of satisfying the requirements of this Section 18.2.

                (b) If a Non-Key Employee participates in two or more Top-Heavy defined contribution retirement plans of the Affiliated Group, the minimum contribution requirements of subsection (a) may be met by combining the contributions provided under such plans. If during any Plan Year a Non-Key Employee participates in one or more Top-Heavy defined benefit retirement plans and one or more Top-Heavy defined contribution retirement plans of the Affiliated Group, such Non-Key Employee will receive in lieu of the amount indicated in subsection (a) allocations provided under such defined contribution retirement plan or plans equal to at least 5% of his Earnings.

        SECTION 18.3 ADJUSTED BENEFIT LIMITATIONS

         (a)     The requirements of this subsection are satisfied if:

                        (i) a Participant who participates in one or more Top-Heavy defined benefit plans and one or more Top-Heavy defined contribution plans of the Aggregation Group does not accrue a benefit or receive an Annual Addition under such plan for any Limitation Year beginning or ending within the Plan Year for which such plans are Top Heavy, unless such accrual or Annual Addition would not cause the sum of such Participant's defined benefit and defined contribution fractions to exceed 1.0; or

                        (ii) (A) the present value of the combined accrued benefits and account balances for all Key Employees under all qualified retirement plans sponsored by any member of the Aggregation Group exceeds 60% of the total of such amounts for all employees but does not exceed 90%; and

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

                                (B) 3% is substituted for 2% in subsection (i) of Section 18.1, and 4% is substituted for 3% in subsection (a) of Section 18.2.

        SECTION 18.4 ELIGIBILITY FOR ALLOCATIONS

        For purposes of Section 18.2, the eligibility of Non-Key Employees who are Participants in the Plan for an allocation under said Section shall be determined without regard to whether they (a) have completed 1,000 Hours of Service during the applicable Plan Year or (b) are excluded from participating or receive no benefit for a Plan Year because their Compensation is less than a stated amount or because they fail to make mandatory contributions or elective deferral contributions for such Plan Year. For any Plan Year beginning on or after January 1, 2002 for which this Plan is a Top-Heavy Plan, the Compensation of any Participant that is in excess of $200,000 shall be disregarded.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed in the name of and on behalf of the Company by its duly authorized officer this 26th day of September, 2002.

                                                    BENTHOS, INC.


                                                    By:  Ronald L. Marsiglio
                                                         ---------------------




                                       65